                                                                    EXHIBIT 10.1

                       FINANCING AND SECURITY AGREEMENT

                                 by and among


                               NATIONSBANK, N.A.


                                      And


                     COYNE INTERNATIONAL ENTERPRISES CORP.



                             and its Subsidiaries


                                 June 26, 1998

AMENDED AND RESTATED                                                          i

FINANCING AND SECURITY AGREEMENT                                              1

RECITALS                                                                      1

ARTICLE I DEFINITIONS                                                         2

SECTION 1.1         CERTAIN DEFINED TERMS.                                   22
SECTION 1.2         ACCOUNTING TERMS AND OTHER DEFINITIONAL PROVISIONS.      22

ARTICLE II THE CREDIT FACILITIES                                             22

SECTION 2.1         THE REVOLVING CREDIT FACILITY.                           22
         2.1.1   Revolving Credit Facility.                                  22
         2.1.2   Procedure for Making Advances Under the Revolving Loan;
                  Lender Protection Loans.                                   23
         2.1.3   Borrowing Base.                                             23
         2.1.4   Borrowing Base Report.                                      24
         2.1.5   Revolving Credit Note.                                      24
         2.1.6   Mandatory Prepayments of Revolving Loan.                    24
         2.1.7   Optional Prepayments of Revolving Loan.                     25
         2.1.8   The Collateral Account.                                     25
         2.1.9   Revolving Loan Account.                                     26
         2.1.10  Revolving Credit Unused Line Fee.                           26
         2.1.11  Required Availability under the Revolving Credit Facility.  26
         2.1.12  Right of Lender to Demand Payment and Terminate Revolving
                  Credit Facility.                                           27
SECTION 2.2         THE LETTER OF CREDIT FACILITY.                           27
         2.2.1   Letters of Credit.                                          27
         2.2.2   Letter of Credit Fees.                                      28
         2.2.3   Terms of Letters of Credit.                                 28
         2.2.4   Procedure for Letters of Credit.                            28
SECTION 2.3         THE ACQUISITION LOAN FACILITY                            29
         2.3.1   Acquisition Loan Facility.                                  29
         2.3.2   Acquisition Note.                                           29
         2.3.3   Payments of Acquisition Loan.                               29
         2.3.4   Optional Prepayments of Acquisition Loan.                   29
         2.3.5   Application of Acquisition Loan Partial Prepayments.        30
         2.3.6   Acquisition Line Fee.                                       30
SECTION 2.4         THE CAPITAL EXPENDITURE LINE FACILITY.                   30
         2.4.1   Capital Expenditure Line Facility.                          30
         2.4.2   Procedure for Making Advances Under the Capital
                  Expenditure Line.                                          30
         2.4.3   Capital Expenditure Line Note.                              31
         2.4.4   Payments of Capital Expenditure Line.                       31
         2.4.5   Optional Prepayments of Capital Expenditure Line.           32
         2.4.6   Application of Capital Expenditure Line Partial
                  Prepayments.                                               32

SECTION 2.5          INTEREST                                                32
         2.5.1   Applicable Interest Rates.                                  32
         2.5.2   Selection of Interest Rates.                                33
         2.5.3   Inability to Determine Eurodollar Base Rate.                34
         2.5.4   Indemnity.                                                  35
         2.5.5   Payment of Interest.                                        35
SECTION 2.6         GENERAL FINANCING PROVISIONS.                            35
         2.6.1   Borrowers' Representatives.                                 35

         2.6.2   Use of Proceeds of the Loans.                               37
         2.6.3   Mandatory Prepayments.                                      37
         2.6.4   Closing Fee.                                                37
         2.6.5   Early Termination Fee.                                      37
         2.6.6   Field Examination Fees.                                     38
         2.6.7   Administration Fees.                                        38
         2.6.8   Computation of Interest and Fees.                           38
         2.6.9   Payments.                                                   38
         2.6.10  Liens; Setoff.                                              38
         2.6.11  Requirements of Law.                                        39

ARTICLE III THE COLLATERAL                                                   39

SECTION 3.1         DEBT AND OBLIGATIONS SECURED.                            39
SECTION 3.2         GRANT OF LIENS.                                          39
SECTION 3.3         COLLATERAL DISCLOSURE LIST.                              40
SECTION 3.4         PERSONAL PROPERTY.                                       40
         3.4.1   Securities, Chattel Paper, Promissory Notes, etc.           40
         3.4.2   Patents, Copyrights and Other Property Requiring Additional
                  Steps to Perfect.                                          40
         3.4.3   Record Searches.                                            40
SECTION 3.5         REAL PROPERTY.                                           41
SECTION 3.6         COSTS.                                                   41
SECTION 3.7         RELEASE.                                                 42
SECTION 3.8         INCONSISTENT PROVISIONS.                                 42

ARTICLE IV REPRESENTATIONS AND WARRANTIES                                    42

SECTION 4.1         REPRESENTATIONS AND WARRANTIES.                          42
         4.1.1   Subsidiaries.                                               42
         4.1.2   Good Standing.                                              43
         4.1.3   Power and Authority.                                        43
         4.1.4   Binding Agreements.                                         43
         4.1.5   No Conflicts.                                               43
         4.1.6   No Defaults, Violations.                                    43
         4.1.7   Compliance with Laws.                                       44
         4.1.8   Margin Stock.                                               44
         4.1.9   Investment Company Act; Margin Securities.                  44
         4.1.10  Litigation.                                                 44
         4.1.11  Financial Condition.                                        44
         4.1.12  Full Disclosure.                                            45
         4.1.13  Indebtedness for Borrowed Money.                            45
         4.1.14  Offering.                                                   45
         4.1.15  Taxes.                                                      46
         4.1.16  ERISA.                                                      46
         4.1.17  Title to Properties.                                        46
         4.1.18  Patents, Trademarks, Etc.                                   47
         4.1.19  Presence of Hazardous Materials or Hazardous Materials
                  Contamination.                                             47
         4.1.20  Perfection and Priority of Collateral.                      47
         4.1.21  Places of Business and Location of Collateral.              47
         4.1.22  Business Names and Addresses.                               47
         4.1.23  Equipment.                                                  48
         4.1.24  Inventory.                                                  48
         4.1.25  Accounts.                                                   48
         4.1.26  Compliance with Eligibility Standards.                      48
         4.1.27  Subordinated Debt.                                          48

         4.1.28  Year 2000.                                                  49
SECTION 4.2         SURVIVAL.                                                49

ARTICLE V CONDITIONS PRECEDENT                                               49

SECTION 5.1         CONDITIONS TO THE INITIAL ADVANCE.                       49
         5.1.1   Good Standing etc.                                          49
         5.1.2   Corporate Proceedings of the Borrowers.                     49
         5.1.3   Consents, Licenses, Approvals, Etc.                         50
         5.1.4   Notes.                                                      50
         5.1.5   Financing Documents and Collateral.                         50
         5.1.6   Recordings and Filings.                                     50
         5.1.7   Opinion of Borrowers' Counsel.                              50
         5.1.8   Other Documents, Etc.                                       51
         5.1.9   Payment of Fees.                                            51
         5.1.10  Additional Matters.                                         51
         5.1.11  Other Financing Documents.                                  51
         5.1.12  Insurance Certificate.                                      51
         5.1.13  Field Examination.                                          51
         5.1.14  'Proforma Balance Sheet and Projections.                    51
         5.1.15  Senior Subordinated Notes.                                  51
SECTION 5.2         CONDITIONS TO ALL EXTENSIONS OF CREDIT.                  52
         5.2.1   Compliance.                                                 52
         5.2.2   Borrowing Base.                                             52
         5.2.3   Default.                                                    52
         5.2.4   Representations and Warranties.                             52
         5.2.5   Adverse Change.                                             52
         5.2.6   Legal Matters.                                              52

ARTICLE VI COVENANTS OF THE BORROWERS                                        53

SECTION 6.1         AFFIRMATIVE COVENANTS.                                   53
         6.1.1   Financial Statements.                                       53
         6.1.2   Reports to SEC and to Stockholders.                         54
         6.1.3   Recordkeeping, Rights of Inspection, Field Examination,
                  Etc.                                                       55
         6.1.4   Corporate Existence.                                        55
         6.1.5   Compliance with Laws.                                       55
         6.1.6   Preservation of Properties.                                 56
         6.1.7   Line of Business.                                           56
         6.1.8   Insurance.                                                  56
         6.1.9   Taxes.                                                      56
         6.1.10  ERISA.                                                      57
         6.1.11  Notification of Events of Default and Adverse
         6.1.12  Hazardous Materials; Contamination.                         58
         6.1.13  Disclosure of Significant Transactions.                     59
         6.1.14  Environmental Staff.                                        59
         6.1.15  EBITDA.                                                     59
         6.1.16  Fixed Charge Coverage Ratio.                                60
         6.1.17  Leverage Ratio.                                             60
         6.1.18  Capital Expenditures.                                       61
         6.1.19  Collection of Receivables.                                  61
         6.1.20  Assignments of Receivables.                                 62
         6.1.21  Government Accounts.                                        62
         6.1.22  Notice of Returned Goods, etc.                              62
         6.1.23  Inventory.                                                  62

         6.1.24  Insurance With Respect to Equipment and Inventory.          63
         6.1.25  Maintenance of the Collateral.                              63
         6.1.26  Equipment.                                                  63
         6.1.27  Defense of Title and Further Assurances.                    64
         6.1.28  Business Names; Locations.                                  64
         6.1.29  Subsequent Opinion of Counsel as to Recording Requirements. 65
         6.1.30  Use of Premises and Equipment.                              65
         6.1.31  Protection of Collateral.                                   65
         6.1.32  Landlord's Waivers.                                         65
         6.1.33  Funds Transfer Services.                                    65
         6.1.34  Year 2000 Compliance.                                       66
SECTION 6.2         NEGATIVE COVENANTS.                                      66
         6.2.1   Merger, Acquisition or Sale of Assets.                      67
         6.2.2   Subsidiaries.                                               67
         6.2.3   Issuance of Stock.                                          68
         6.2.4   Purchase or Redemption of Securities, Dividend
                  Restrictions.                                              68
         6.2.5   Indebtedness.                                               68
         6.2.6   Subordinated Indebtedness.                                  69
         6.2.7   Investments, Loans and Other Transactions.                  69
         6.2.8   Stock of Subsidiaries.                                      69
         6.2.9   Liens.                                                      69
         6.2.10  Transactions with Affiliates.                               70
         6.2.11  Other Businesses.                                           70
         6.2.12  ERISA Compliance.                                           70
         6.2.13  Prohibition on Hazardous Materials.                         70
         6.2.14  Method of Accounting; Fiscal Year.                          71
         6.2.15  Compensation.                                               71
         6.2.16  Transfer of Collateral.                                     71

ARTICLE VII DEFAULT AND RIGHTS AND REMEDIES                                  71

SECTION 7.1         EVENTS OF DEFAULT.                                       71
         7.1.1   Failure to Pay.                                             71
         7.1.2   Breach of Representations and Warranties .                  71
         7.1.3   Failure to Comply with Covenants.                           72
         7.1.4   Default Under Other Financing Documents or Obligations.     72
         7.1.5   Receiver; Bankruptcy.                                       72
         7.1.6   Involuntary Bankruptcy, etc.                                72
         7.1.7   Judgment.                                                   73
         7.1.8   Execution; Attachment.                                      73
         7.1.9   Default Under Other Borrowings.                             73
         7.1.10  Material Adverse Change.                                    73
         7.1.11  Change in Ownership.                                        73
         7.1.12  Liquidation, Termination, Dissolution, Change in
                  Management, etc.                                           73
SECTION 7.2         REMEDIES.                                                74
         7.2.1   Acceleration.                                               74
         7.2.2   Further Advances.                                           74
         7.2.3   Uniform Commercial Code.                                    74
         7.2.4   Specific Rights With Regard to Collateral.                  75
         7.2.5   Application of Proceeds.                                    76
         7.2.6   Performance by Lender.                                      77
         7.2.7   Other Remedies.                                             77

ARTICLE VIII MISCELLANEOUS                                                   77

SECTION 8.1         NOTICES.                                                 77
SECTION 8.2         AMENDMENTS; WAIVERS.                                     78
SECTION 8.3         CUMULATIVE REMEDIES.                                     79
SECTION 8.4         SEVERABILITY.                                            80
SECTION 8.5         ASSIGNMENTS BY LENDER.                                   80
SECTION 8.6         SUCCESSORS AND ASSIGNS.                                  81
SECTION 8.7         CONTINUING AGREEMENTS.                                   81
SECTION 8.8         ENFORCEMENT COSTS.                                       81
SECTION 8.9         APPLICABLE LAW; JURISDICTION.                            81
         8.9.1   Governing Law.                                              81
         8.9.2   Jurisdiction.                                               82
         8.9.3   Agent for Service.                                          82
         8.9.4   Service of Process.                                         82
SECTION 8.10        DUPLICATE ORIGINALS AND COUNTERPARTS.                    83
SECTION 8.11        HEADINGS.                                                83
SECTION 8.12        NO AGENCY.                                               83
SECTION 8.13        DATE OF PAYMENT.                                         83
SECTION 8.14        ENTIRE AGREEMENT.                                        83
SECTION 8.15        WAIVER OF TRIAL BY JURY.                                 83
SECTION 8.16        LIABILITY OF THE LENDER.                                 84
SECTION 8.17        CONFIDENTIALITY.                                         84

                             AMENDED AND RESTATED
                       FINANCING AND SECURITY AGREEMENT
                       --------------------------------

     THIS AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made this 26th day of June, 1998, by and among COYNE INTERNATIONAL ENTERPRISES CORP., a corporation organized under the laws of the State of New York ("Coyne") which is the successor by merger to COYNE TEXTILE SERVICES, INC., a corporation organized under the laws of the State of Connecticut, CARTER'S DUST-TEX SERVICES, INC., a corporation organized under the laws of the State of Tennessee, LONDON LAUNDRY AND DRY CLEANING, INC., a corporation organized under the laws of the State of Kentucky, and CENTRAL UNIFORM SERVICE, INC., a corporation organized under the laws of the State of New Jersey (the foregoing corporations, other than Coyne collectively, the "Merged Subsidiaries,") BLUE RIDGE TEXTILE MANUFACTURING, INC., a corporation organized under the laws of the State of Georgia, OHIO GARMENT RENTAL, INC., a corporation organized under the laws of the State of Ohio, MIDWAY-CTS BUFFALO, LTD., a corporation organized under the laws of the State of New York, and CLEAN TOWEL SERVICE, INC., a corporation organized under the laws of the State of Georgia ("Clean Towel"), jointly and severally (each of the foregoing corporations, individually, a "Borrower"; and collectively, the "Borrowers"), and NATIONSBANK, N.A., a national banking association (the "Lender").

                                   RECITALS
                                   --------

     A. Coyne, the Merged Companies and the other Borrowers (except Clean Towel) and the Lender are parties to a Financing and Security Agreement dated October 7, 1994 (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Original Financing Agreement"). The Financing Agreement provides for some of the agreements between the Borrowers (except Clean Towel) and the Lender with respect to the "Loans" (as defined in the Original Financing Agreement), including a revolving credit facility in an amount not to exceed $13,000,000 and two term loan facilities in an original amount not to exceed $25,000,000 in the aggregate.

     B. In connection with the sale of senior subordinated debt by Coyne, the Borrowers have requested that the Lender agree to recast the credit facilities to consist of a revolving credit facility in the maximum principal amount of $25,000,000, including a letter of credit facility in the amount of $3,000,000, an acquisition facility in the maximum principal amount of $10,000,000, and a capital expenditure facility in the maximum principal amount of $10,000,000 to be used by the Borrowers for the Permitted Uses described in this Agreement.
The Borrowers also requested that the Lender secure the recast credit facilities with the "Accounts," Inventory" and the other security described in Article III below, and release all other Collateral contemplated by the Original Financing Agreement.

     C. The Lender is willing to make the recast credit facilities available to the Borrowers and release such other Collateral upon the terms and subject to the conditions set forth in this Agreement.

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1  Certain Defined Terms.
                  ----------------------

     As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

     "Account" individually and "Accounts" collectively mean all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit), or by virtue of merchandise sold or leased, services rendered, loans and advances made or other considerations given, by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy (excluding life insurance policies), instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements or general interest in merchandise which gave rise to any or all of the foregoing, including all goods, all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) and letters of credit given by any person with respect to any of the foregoing, all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment and general intangibles necessary or beneficial desirable to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.

     "Acquisition Loan" has the meaning described in Section 2.3.1.

     "Acquisition Loan Amortization Date" means June 1, 1999.

     "Acquisition Loan Facility" means the facility described in Section 2.3 (The Acquisition Loan Facility) of this Agreement.

     "Acquisition Loan Installment Payment Schedule" has the meaning set forth in Section 2.3.3.

     "Acquisition Loan Maturity Date" means the earlier of (a) November 1, 2003, or (b) the Revolving Credit Termination Date.

     "Acquisition Loan Optional Prepayment" has the meaning set forth in Section 2.3.4.

     "Acquisition Note" has the meaning described in Section 2.3.2.

     "Account Debtor" means any Person who is obligated on a Receivable and "Account Debtors" mean all Persons who are obligated on the Receivables.

     "Administration Fee" and " Administration Fees" have the meanings described in Section 2.6.7 (Administration Fees).

     "Affiliate" means, with respect to any designated Person, any other Person,
(a) directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with the Person designated, (b) directly or indirectly owning or holding five percent (5%) or more of any equity interest in such designated Person, or (c) five percent (5%) or more of whose stock or other equity interest is directly or indirectly owned or held by such designated Person. For purposes of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other equity interests or by contract or otherwise.

     "Agreement" means this Amended and Restated Financing and Security Agreement and all amendments, modifications and supplements hereto which may from time to time become effective in accordance with the provisions of Section 8.2.

     "Applicable Interest Rate" means (a) the Eurodollar Rate or (b) the Base Rate.

     "Applicable Margin" means the applicable rate per annum added, as set forth in Section 2.5.1 (Applicable Interest Rates), to the Eurodollar Base Rate or the Prime Rate.

     "Assets" means at any date all assets that, in accordance with GAAP consistently applied, should be classified as assets on a consolidated balance sheet of the Borrowers and their Subsidiaries.

     "Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time.

     "Base Rate" means the sum of (a) the Applicable Margin plus (b) the Prime
                                                            ----
Rate.

     "Base Rate Loan" means any Loan for which interest is to be computed with reference to the Base Rate.

     "Borrowing Base" has the meaning described in Section 2.1.3 (Borrowing
Base).

     "Borrowing Base Deficiency" has the meaning described in Section 2.1.3 (Borrowing Base).

     "Borrowing Base Report" has the meaning described in Section 2.1.4 (Borrowing Base Report).

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State are authorized or required to close.

     "Capital Expenditure" means an expenditure for Fixed or Capital Assets, determined in accordance with GAAP consistently applied to the Borrowers. The term also includes the cash payments under a Capital Lease.

     "Capital Expenditure Line" has the meaning described in Section 2.4.1 (Capital Expenditure Line Facility).

     "Capital Expenditure Line Advance Period" means the period of time from the Closing Date to May 1, 2003.

     "Capital Expenditure Line Amortization Date" means June 1, 2000.

     "Capital Expenditure Line Commitment" and "Capital Expenditure Line Commitments" have the meanings described in Section 2.4.1 (Capital Expenditure Line Facility).

     "Capital Expenditure Line Committed Amount" has the meaning described in
Section 2.4.1 (Capital Expenditure Line Facility).

     "Capital Expenditure Line Facility" means the facility established by the Lender pursuant to Section 2.4.1 (Capital Expenditure Line Facility).

     "Capital Expenditure Line Installment Payment Schedule" has the meaning described in Section 2.4.4 (Payments of Capital Expenditure Line).

     "Capital Expenditure Line Maturity Date" means the earlier of (a) November 1, 2003, or (b) the Revolving Credit Termination Date.

     "Capital Expenditure Line Note" has the meaning described in Section 2.4.3 (Capital Expenditure Line Note).

     "Capital Expenditure Line Notice" has the meaning described in Section
2.4.2.

     "Capital Expenditure Line Optional Prepayment" and "Capital Expenditure Line Optional Prepayments" have the meanings described in Section 2.1.7 (Optional Payments of Capital Expenditure Line).

     "Capital Lease" means any lease of real or personal property, for which the related Lease Obligations have been or should be, in accordance with GAAP consistently applied, capitalized on the balance sheet.

     "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and
(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Equivalents" means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit with maturities of one (1) year or less from the date of acquisition of, or money market accounts maintained with, the Lender or any other domestic commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00) or such other domestic financial institutions or domestic brokerage houses to the extent disclosed to, and approved by, the Lender and (c) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. with maturities of six (6) months or less from the date of acquisition.

     "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.

     "Closing Date" means the Business Day, in any event not later than June 30, 1998, on which the Lender shall be satisfied that the conditions precedent set forth in Section 5.1 (Condition to Initial Advance) have been fulfilled.

     "Closing Fee" has the meaning described in Section 2.6.4 (Closing Fee).

     "Collateral" means all property of the Borrowers subject from time to time to the Liens of this Agreement, the Security Documents and the other Financing Documents, together with any and all cash and non-cash proceeds and products thereof.

     "Collateral Account" has the meaning described in Section 2.1.8 (Collateral Account).

     "Collateral Disclosure List" means the "Collateral Disclosure List" furnished in connection with the Original Financing Agreement as the same may have been modified prior to the date of this Agreement, the Lender and the Borrowers hereby agreeing that information contained in the Offering Memorandum shall be deemed to have so modified the same.

     "Commitment" means the Revolving Credit Commitment, the Acquisition Loan or the Capital Expenditure Line Commitment, as the case may be.

     "Committed Amount" means the Revolving Loan Committed Amount, the Acquisition Loan Committed Amount, or the Capital Expenditure Line Committed Amount, as the case may be, and "Committed Amounts" means collectively the Revolving Loan Committed Amount, the Acquisition Loan Committed Amount, and the Capital Expenditure Line Committed Amount.

     "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with any of the Borrowers within the meaning of
Section 414(b) or (c) of the Internal Revenue Code.

     "Consolidated Net Income" means, for any period, the net income (or net loss) of the Borrowers for such period, after all expenses, taxes and other proper charges, determined in accordance with GAAP and after eliminating (i) all intercompany items, (ii) all earnings attributable to equity interests in Persons that are not Borrowers unless actually received by the Borrowers, (iii) all income arising from the forgiveness, adjustment or negotiated settlement of any Indebtedness, (iv) any extraordinary items of income or expense and (v) any increase or decrease of income arising from any change in the method of accounting for any item from that employed in the preparation of the financial statements.

     "Copyrights" means and includes, in each case whether now existing or hereafter arising, all of each Borrower's rights, title and interest in and to
(a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations copyright applications, and all renewals of any of the foregoing, (b) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past, current or future infringements of any of the foregoing, (c) the right to sue for past, present and future infringements of any of the foregoing, and (d) all rights corresponding to any of the foregoing throughout the world.

     "Credit Facility" means the Revolving Credit Facility, the Acquisition Loan Facility and the Capital Expenditure Line Facility and "Credit Facilities" means collectively the Revolving Credit Facility, the Acquisition Loan Facility and the Capital Expenditure Line Facility and any and all other credit facilities now or hereafter extended under or secured by this Agreement.

     "Credit Facility" means the Revolving Credit Facility, the Acquisition Loan Facility and the Loan Facility and "Credit Facilities" means collectively the Revolving Credit Facility, the Acquisition Loan Facility and the Loan Facility and any and all other credit facilities now or hereafter extended under or secured by this Agreement.

     "Default" means an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Agreement.

     "Documents" means all documents of title, whether now existing or hereafter acquired or created, and all proceeds (cash and non-cash of the foregoing).

     "Early Termination Fee" has the meaning described in Section 2.6.6 (Early Termination Fee).

     "EBITDA" means for any period, the Consolidated Net Income of the Borrowers for such period after all expenses except depreciation, interest, amortization and taxes.

     "Eligible Inventory" means Inventory which the Lender, in its good faith discretion determines to meet all of the following requirements:

               (a) except for rental Inventory located at the Borrowers' rental customers in the ordinary course of business, such Inventory is owned by the Borrower, is stored at a location listed on Schedule 5 to the Collateral Disclosure List, is subject to the security interest, which is perfected by filing as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien,

               (b) such Inventory consists of finished goods and not work-in-process or supplies,

               (c) such Inventory is in good condition and meets all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use or sale,

               (d) such Inventory is currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrower's business and is not slow moving or stale,

               (e) such Inventory is not obsolete or returned or repossessed or used goods taken in trade,

               (f) except for rental Inventory located at the Borrower's rental customers in the ordinary course of business, such Inventory is located within the United States at one of the locations set forth in the most recent schedule of Inventory,

               (g) such Inventory is in the possession and control of the Borrower and not any third party (other than the Borrowers' rental customers in the ordinary course of business) or if the Inventory is held by a third party bailee and a negotiable instrument has not been issued with respect to it (i) a financing statement which names the third party bailee as the debtor/bailee, names the Borrower as the secured party/bailor, names the Lender as assignee of the secured party/bailor and contains a description of such Inventory acceptable to the Lender and otherwise in compliance with the requirements of Section 9-304(3) of the UCC has been filed in the appropriate filing office and (ii) such other steps as the Lender may reasonably require in order to establish and preserve the priority of the Security Interest against secured creditors of the third party bailee or the Borrower shall have been taken,

               (h) unless the Borrower is in compliance with Section 6.1.32 of this Agreement, if such Inventory is located in a public warehouse or other facility leased by the Borrower (other than leased terminals in which the Borrower has goods in transit to Account Debtor), the lessor has delivered to the Lender, on behalf of the Lenders, a waiver and consent in form and substance satisfactory to the Lender, and

               (i) such Inventory is not determined by the Lender, on behalf of the Lenders, in its good faith discretion to be ineligible for any other reason.

     "Eligible Receivable" means a Receivable that consists of the unpaid portion of the obligation stated on the invoice issued to an Account Debtor with respect to Inventory sold and shipped to or services performed for such Account Debtor in the ordinary course of business, net of any credits or rebates owed by the Borrower to the Account Debtor and net of any commissions payable by the Borrower to third parties and that the Lender, in its good faith discretion determines to meet all of the following requirements:

                    (a) such Receivable is owned by the Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on the part of the Borrower to make such Receivable payable by the Account Debtor,

                    (b) the due date for such Receivable shall not be more than 59 days from the date of the shipment of the goods the sale of which gave rise to such Receivable (or the date of performance of services for Receivables arising from the performance of services),

                    (c) no more than 89 days have elapsed from the date of the original invoice,

                    (d) the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding and no material part of such goods has been returned or rejected,

                    (e) such Receivable is not evidenced by Chattel Paper or an instrument of any kind unless such chattel paper or instrument has been collaterally assigned to the Lender, for the benefit of itself as agent and the Lenders, pursuant to an assignment in form and substance satisfactory to the Lender and is in the possession of the Lender,

                    (f) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Lender's sole judgment, have a materially adverse effect on such Account Debtor, and is not, in the reasonable discretion of the Lender, deemed ineligible for credit or other reasons,

                    (g) such Receivable is not owing by an Account Debtor having 50% or more in face value of its then-existing accounts owing to the Borrower past due more than 60 days from the due date of the original invoice,

                    (h) such Receivable is not owing by an Account Debtor whose then-existing accounts owing to the Borrower exceed in face amount 15% of the Borrower's total Eligible Receivables unless the Borrowers have notified the Lender of the same and the Lender has consented in writing to inclusion of such Receivables,

                    (i) if such Receivable arises from the performance of services, such services have been fully rendered and do not relate to any warranty claim or obligation,

                    (j) such Receivable is not owing by an Account Debtor for whom goods and/or services were furnished, or to whom inventories are sent, outside of the United States, (for this purpose, the Commonwealth of Puerto Rico shall be considered located within the United States of America) unless such

          Receivable is backed by a letter of credit in form and substance satisfactory to the Lender, issued or confirmed by a bank organized under the laws of the United States of America or a state thereof,

                    (k) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present or contingent (and no facts exist which are the basis for any future) offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor,

                    (l) such Receivable is subject to the security interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than a Permitted Lien,

                    (m) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Lender,

                    (n) unless the Borrower is in compliance with the provisions of Section 6.1.21, the Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any Applicable Law now or hereafter existing similar in effect thereto, or to any other prohibition (under Applicable Law, by contract or otherwise) against its assignment or requiring notice of or consent to such assignment, unless all such required notices have been given, all such required consents have been received and all other procedures have been complied with such that such Receivable shall have been duly and validly assigned to the Lender, for the benefit of the Lenders,

                    (o) the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien, except the security interest and Permitted Liens,

                    (p) the Borrower is not in breach of any express or implied representation or warranty with respect to the goods the sale of which gave rise to such Receivable nor in material breach of any representation or warranty, covenant or other agreement contained in the Loan Documents with respect to such Receivable,

                    (q) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate, creditor, tenant, or lessor of the Borrower, or to the extent the Lender in good faith determines that the Lender's reserves against the Borrowing Base to cover Receivables from suppliers is inadequate, any transaction with a supplier (the Lender hereby advising the Borrowers that the Lender currently believes that a reserve equal to three percent (3%) of the Borrowers' Receivables shall be adequate),

                    (r) the Borrower is not the beneficiary of any letter of credit, nor has any bond or other undertaking by a guarantor or surety been obtained, supporting such Receivable and the Account Debtor's obligations in respect thereof,

                    (s) such Receivable does not arise out of finance or similar charges by the Borrower or other fees for the time value of money,

                    (t) the Account Debtor with respect to such Receivable is not located in New Jersey or any other state denying creditors access to its courts in the absence of qualification to transact business in such state or the filing of a Notice of Business Activities Report or other similar filing, unless the Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year, and

                    (u) neither the Account Debtor with respect to such Receivable, nor such Receivable, is determined by the Lender in its good faith discretion to be ineligible for any other reason.

     "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Financing Documents, (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Financing Documents, including, without limitation, those costs and expenses more specifically enumerated in Section 3.6 (Costs) and/or Section 8.8 (Enforcement Costs), and (c) the monitoring, administration, processing and/or servicing of any or all of the Obligations, the Financing Documents, and/or the Collateral.

     "Equipment" means all equipment, machinery, computers, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, whether or not the same shall be deemed to be affixed to real property, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary or beneficial for the operation, use and/or disposition of such personal property, all licenses, warranties, franchises and general intangibles related thereto or necessary or beneficial for the operation, use and/or disposition of the same, together with all Accounts, Chattel Paper, Instruments and other consideration received by the Borrower on account of the sale, lease or other disposition of all or any part of the foregoing, and together with all rights under or arising out of present or future Documents and contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

     "Equity Interests" means Capital Stock (as defined in this definition) and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Eurodollar Base Rate" means for any Interest Period with respect to any Eurodollar Loan, the per annum interest rate rounded upward, if necessary, to the nearest 1/100 of 1%, appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at or about 11:00 a.m. (London time) on the date that is two (2) Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is
                                    --------  -------
specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

     "Eurodollar Business Day" means any Business Day on which dealings in United States Dollar deposits are carried out on the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

     "Eurodollar Loan" means any Loan for which interest is to be computed with reference to the Eurodollar Rate.

     "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Loan, (a) the Applicable Margin, plus (b) the per annum rate of
                                            ----
interest calculated pursuant to the following formula:

                          Eurodollar Base Rate
                    --------------------------
                    1.00 - Reserve Percentage

     "Excess Cash Flow" means for any annual period of determination thereof, an amount equal to the Borrowers' EBITDA minus the Borrowers' Fixed Charges.
                                      -----

     "Event of Default" has the meaning described in Article 7.

     "Facilities" means the collective reference to the loan and other credit facilities now or hereafter provided to the Borrowers by the Lender whether under this Agreement or otherwise.

     "Fees" means the collective reference to each fee payable to the Lender under the terms of this Agreement or under the terms of any of the other Financing Documents, including, without limitation, the following: the Revolving Credit Unused Line Fees, Closing Fee, Early Termination Fee, Origination Fee, Administration Fee, and Field Examination Fees.

     "Field Examination Fee" and "Field Examination Fees" have the meanings described in Section 2.6.6 (Field Examination Fees).

     "Financing Documents" means at any time collectively this Agreement, the Notes, the Security Documents, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrowers and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with this Agreement, any Note, any of the Security Documents, any of the Facilities, and/or any of the Obligations.

     "Fixed Charge Coverage Ratio" means for the period of any determination thereof the ratio of (a) EBITDA to (b) Fixed Charges.

     "Fixed Charges" means for any period of determination thereof, the scheduled or required payments (including, without limitation, principal and interest) made in cash on all Indebtedness for Borrowed Money of the Borrower and its Subsidiaries, plus Permitted Payments plus Capital Expenditures made in cash (and Permitted Acquisitions to the extent not included in Capital Expenditures) of the Borrower and its Subsidiaries, plus cash payments of Taxes.

     "Fixed or Capital Assets" of a Person at any date means all assets which would, in accordance with GAAP consistently applied, be classified on the balance sheet of such Person as property, plant or equipment at such date.

     "Funded Debt" means Indebtedness for Borrowed Money minus any obligation
                                                         -----
under a employee stock ownership plan or other similar employee benefit plan. "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

     "General Intangibles" means all general intangibles of every nature, whether presently existing or hereafter acquired or created, and without implying any limitation of the foregoing, further means all books and records, claims (including without limitation all claims for income tax and other refunds), choses in action, claims, causes of action in tort or equity, contract rights, judgments, customer lists, Patents, Trademarks, licensing agreements, rights in intellectual property, goodwill (including goodwill of the Borrowers' business symbolized by and associated with any and all trademarks, trademark licenses, copyrights and/or service marks), royalty payments, licenses, contractual rights, rights as lessee under any lease of real or personal property, literary rights, Copyrights, service names, service marks, logos, trade secrets, amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, rights in applications for any of the foregoing, books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment and general intangibles necessary or beneficial desirable to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

     "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive

Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned or acquired by the Borrowers is prohibited by any Law similar to those set forth in this definition; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal.

     "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned, operated or controlled by the Borrowers or for which the Borrowers have responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned or acquired by the Borrowers, and any other contamination by Hazardous Materials for which the Borrowers are, or are claimed to be, responsible.

     "Indebtedness" of a Person means at any date the total liabilities of such Person at such time determined in accordance with GAAP consistently applied.

     "Indebtedness for Borrowed Money" of a Person means at any time the sum at such time of (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) Lease Obligations of such Person with respect to Capital Leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guarantied or indemnified against by such Person or which are secured by the property of such Person; and (f) any obligation of such Person under a employee stock ownership plan or other similar employee benefit plan; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with the Borrowers' past practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.

     "Indenture" means that certain Indenture dated as of June 26, 1998 (as amended, supplemented or otherwise modified from time to time), between Coyne, the Trustee and, as guarantors, the Borrowers.

     "Interest Period" means as to any Eurodollar Loan, the period commencing on and including the date such Eurodollar Loan is made (or on the effective date of the Borrowers' election to convert any Base Rate Loan to a Eurodollar Loan in accordance with the provisions of this Agreement) and ending on and including the day which is one month, two months or three months thereafter, as selected by the Borrowers in accordance with the provisions of this Agreement, and thereafter, each period commencing on the last day of the then preceding Interest Period for such Eurodollar Loan and ending on and including the day which is one month, two months or three months thereafter, as selected by the Borrowers in accordance with the provisions of this Agreement; provided, however that:

               (a) the first day of any Interest Period shall be a Eurodollar Business Day;

               (b) if any Interest Period would end on a day that shall not be a Eurodollar Business Day, such Interest Period shall be extended to the next succeeding Eurodollar Business Day unless such next succeeding Eurodollar Business Day would fall in the next calendar month, in which case, such Interest Period shall end on the next preceding Eurodollar Business Day; and

               (c) no Interest Period shall extend beyond the Revolving Credit Expiration Date, or in the case of Interest Periods with respect to the Acquisition Loan, the Acquisition Loan Maturity Date, or in the case of Interest Periods with respect to the Capital Expenditure Line, the Capital Expenditure Line Maturity Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Income Tax Regulations issued and proposed to be issued thereunder.

     "Instrument" means a negotiable instrument (as defined under Article 3 of the Uniform Commercial Code), a "certificated security" (as defined under
Article 8 of the Uniform Commercial Code), or any other writing which evidences a right to payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement.

     "Inventory" means all inventory of the Borrowers and all right, title and interest of the Borrowers in and to all of its now owned and hereafter acquired goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work-in-progress, finished goods and materials and supplies of any kind, nature or description which are used or consumed in the Borrowers' business or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other licenses, warranties, franchises, general intangibles, personal property and all documents of title or documents relating to the same and all proceeds (cash and non-cash) of the foregoing.

     "Item of Payment" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of the Receivables or otherwise with respect to any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to a Receivable, and other proceeds of Collateral; and "Items of Payment" means the collective reference to all of the foregoing.

     "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.

     "Lease Obligations" of a Person means at any date the rental commitments of such Person for such period under leases for real and/or personal property (net of rent from subleases thereof, but including taxes, insurance, maintenance and similar expenses which the lessee is obligated to pay under the terms of said leases, except to the extent that such taxes, insurance, maintenance and similar expenses are payable by sublessees), including rental commitments under Capital Leases.

     "Letter of Credit" and "Letters of Credit" shall have the meanings described in Section 2.5.1 hereof.

     "Letter of Credit Agreement" means the collective reference to each letter of credit application and agreement substantially in the form of the Lender's then standard form of application for letter of credit or such other form as may be approved by the Lender, executed and delivered by any one or more of the Borrowers in connection with the issuance of a Letter of Credit, as the same may from time to time be amended, restated, supplemented or modified and "Letter of Credit Agreements" means all of the foregoing in effect at any time and from time to time.

     "Letter of Credit Documents" means any and all drafts under or purporting to be under a Letter of Credit, any Letter of Credit Agreement, and any other instrument, document or agreement executed and/or delivered by any one or more of the Borrowers or any other Person under, pursuant to or in connection with a Letter of Credit or any Letter of Credit Agreement.

     "Letter of Credit Facility" means the facility established by the Lender pursuant to Section 2.2 (Letter of Credit Facility) of this Agreement.

     "Letter of Credit Fee" and "Letter of Credit Fees" have the meanings described in Section 2.2.2 hereof.

     "Letter of Credit Obligations" means all Obligations of any one or more of the Borrowers with respect to the Letters of Credit and the Letter of Credit Agreements.

     "Liabilities" means at any date all liabilities that in accordance with GAAP consistently applied should be classified as liabilities on a consolidated balance sheet of the Borrowers and their Subsidiaries.

     "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien, hypothecation, claim or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consignor in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.

     "Loan" means each of the Revolving Loan, the Acquisition Loan or the Capital Expenditure Loan, as the case may be, and "Loans" means the collective reference to the Revolving Loan, the Acquisition Loan and the Capital Expenditure Loan.

     "Loan Notice" has the meaning described in Section 2.1.2 (Procedure for Making Advances).

     "Lockbox" has the meaning described in Section 2.1.8 (The Collateral Account).

     "Mandatory Prepayment" and "Mandatory Prepayments" have the meaning set forth in Section 2.6.3.

     "Mortgage" means the collective reference to each Security Document covering real property and required by Section 3.5 (Real Property).

     "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Note" means the Revolving Credit Note, the Acquisition Note or the Capital Expenditure Line Note, as the case may be, and "Notes" means collectively the Revolving Credit Note, the Acquisition Note and the Capital Expenditure Line Note, and any other promissory note which may from time to time evidence the Obligations.

     "Obligations" means all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrowers to the Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, each Note, each Security Document, and any of the other Financing Documents, the Loans, and any of the Credit Facilities including, without limitation, the principal of, and interest on, each Note, late charges, the Fees, Enforcement Costs, and prepayment penalties (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit; also means all other present and future indebtedness, liabilities and obligations, whether now existing or contemplated or hereafter arising, of the Borrowers to the Lender of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent; and also means any and all renewals, extensions substitutions, amendments, restatements and rearrangements of any such debts, obligations and liabilities.

     "Offering Memorandum" means Coyne's Offering Memorandum dated June 23, 1998, pursuant to which the Senior Subordinated Notes are offered.

     "Offering Transaction" means the sale of the Senior Subordinated Notes as described in the Offering Memorandum.

     "Outstanding Letter of Credit Obligations" has the meaning described in
Section 2.2.3 hereof.

     "Patents" means and includes, in each case whether now existing or hereafter arising, all of each Borrower's rights, title and interest in and to
(a) any and all patents and patent applications, (b) any and all inventions and improvements described and claimed in such patents and patent applications, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part of any patents and patent applications, (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect to any patents or patent applications, including, without limitation, damages and payments for past and future infringements, (e) rights to sue for past, present and future infringements of patents, and (f) all rights corresponding to any of the foregoing throughout the world.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Permitted Acquisitions" means the acquisition or purchase of, or investment in, any Person, any operating division or unit of any Person, or the stock or assets of any Person, engaged substantially in the industrial laundry business; provided, however that (i) the aggregate purchase price of, investment in, and/or expenditures (and the timing thereof) relating to, any given acquisition, purchase, or investment cannot itself exceed Three Million Five Hundred Thousand Dollars ($3,500,000) in any fiscal year; which purchase price shall be based on reasonable purchase price multiples, (ii) such acquisition, purchase or investment cannot otherwise constitute or give rise to a Default or an Event of Default; (iii) the Borrowers have furnished financial projections in form and content reasonably acceptable to the Lender which give effect to such acquisition, purchase or investment and which indicate that such acquisition, purchase and/or investment could not or would not cause a Default or Event of Default and has and will generate sufficient cash flow to cover any related advance under the Acquisition Loan, use of the Revolving Loan and other obligations as they become due; (iv) if such acquisition, purchase or investment
(A) is a stock or other securities acquisition, purchase or investment, the Person so acquired, purchased or invested in becomes a Borrower hereunder or is merged into Coyne and, except as permitted by the Lender, all of its assets are subjected to the Lien of this Agreement and other Security Documents, all in form and substance satisfactory to the Lender and its counsel, subject only to Permitted Liens and in conformance with the provisions of this Agreement generally, or (B) is an asset acquisition, purchase or investment, the assets are subjected to the Lien of this Agreement and other Security Documents, all in form and substance satisfactory to the Lender and its counsel, subject only to Permitted Liens and in conformance with the provisions of this Agreement generally; (v) if a Phase I environmental assessment of any real property to be acquired or purchased by any of the Borrowers or owned by any Person to be acquired or purchased by any of the Borrowers or owned by any Person in which any of the Borrowers intend to make an investment, has been performed by a reputable and recognized environmental consulting firm acceptable to the Lender and has revealed no material Hazardous Materials Contamination or material violations of any Environmental Laws, as reasonably determined by the Lender; and (vi) the acquisition, purchase, or investment must otherwise be satisfactory to the Lender in all other respects.

     "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Lender has determined in the exercise of its good faith discretion (i) are being diligently contested in good faith and by appropriate proceedings,
(ii) the Borrower affected has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lender; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lender; (d) judgment Liens to the extent the entry of such judgment does not constitute a Default or an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; (e) a purchase money security interest in, or Capital Leases of, any Equipment hereafter acquired attaching at the time of such acquisition, provided, however, that (i) the indebtedness secured by any such security interest so created, assumed or existing shall not exceed 100% of the cost of the Equipment covered thereby to the entity selling and/or financing the purchase of the same, and (ii) each such security interest shall attach only to the Equipment so acquired, and (iii) the acquisition to which any security interest relates shall not result in a Default or Event of Default under any other provision of this Agreement; and (f) such other Liens, if any, as are set forth on Schedule 4.1.20 attached hereto and made a part hereof.

     "Permitted Payments" means payments to repurchase Equity Interests of Coyne in order to satisfy certain estate planning obligations of the estate of J. Stanley Coyne, which payments shall not exceed $1.0 million in each of the second, third, fourth, fifth and sixth calendar years following the death of J. Stanley Coyne and $2.25 million in each of the seventh, eighth, ninth and tenth calendar years following the death of J. Stanley Coyne, plus an additional amount of $2.0 million in the calendar year 2003; provided that no such payment shall be made prior to the death of J. Stanley Coyne; and provided further, that the maximum amount of Permitted Payments in a specified calendar year following the death of J. Stanley Coyne shall be increased by an amount equal to the difference between the maximum amount of Permitted Payments that could have been made by Coyne in each of the prior specified calendar years following the death of J. Stanley Coyne and the actual amount of Permitted Payments made by Coyne in each of such prior specified calendar years following the death of J. Stanley Coyne.

     "Permitted Senior Subordinated Note Purchases" means the collective reference to each purchase by Coyne of Senior Subordinated Notes provided, however that (i) the aggregate purchase price of all such purchases (net of cash proceeds received on resales of the same) cannot exceed Five Million Dollars ($5,000,000) in the aggregate unless the Lender has given its prior written consent to such excess, (ii) such purchase cannot otherwise constitute or give rise to a Default or an Event of Default and shall not be made at any time when a Default or Event of Default exists; and (iii) the Borrowers have furnished financial projections in form and content reasonably acceptable to the Lender which give effect to such purchase and which indicate that such purchase could not or would not cause a Default or Event of Default.

     "Permitted Uses" means (a) with respect to the Revolving Loan, the payment of expenses incurred in the ordinary course of the business of each of the Borrowers, and (b) with respect to the Capital Expenditure Loan, purchases described in Section 2.4.2, and (c) with respect to the Acquisition Loan, Permitted Acquisitions.

     "Person" means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, a government or political subdivision or agency thereof or any other organization or entity.

     "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which any of the Borrowers or a Commonly Controlled Entity is an "employer" as defined in Section 3 of ERISA.

     "Post-Default Rate" means (a) with respect to principal of, and interest on, the Capital Expenditure Line the applicable rate in effect from time to time under the Capital Expenditure Line Note, plus two percent (2%) per annum, (b) with respect to principal of, and interest on the Acquisition Loan, the applicable rate in effect from time to time under the Acquisition Note, plus two percent (2%) per annum and (c) with respect to all other Obligations, the applicable rate in effect from time to time under the Revolving Note, plus two percent (2%) per annum.

     "Prepayment" means a Revolving Loan Mandatory Prepayment, a Revolving Loan Optional Prepayment, a Mandatory Prepayment, an Acquisition Loan Optional Prepayment or a Capital Expenditure Loan Optional Prepayment, as the case may be, and "Prepayments" mean collectively Revolving Loan Mandatory Prepayments, Revolving Loan Optional Prepayments, Mandatory Prepayments, Acquisition Loan Optional Prepayments or and Capital Expenditure Loan Optional Prepayments.

     "Prime Rate" means the floating and fluctuating per annum prime rate of interest of the Lender, as established and declared by the Lender at any time or from time to time. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Lender to borrowers.

     "Receivable" means one of the Borrowers' now owned and hereafter owned, acquired or created Accounts, Chattel Paper, General Intangibles and Instruments and "Receivables" means all of the Borrowers' now or hereafter owned, acquired or created Accounts, Chattel Paper, General Intangibles and Instruments, and all cash and non-cash proceeds and products thereof.

     "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

     "Reserve Percentage" means, at any time, the then current maximum rate for which reserves (including any basic, special, supplemental, marginal and emergency reserves) are required to be maintained by member banks of the Federal Reserve System under Regulation D of the Board of Governors of the Federal Reserve System against "Eurocurrency liabilities", as that term is defined in Regulation D. Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

     "Responsible Officer" means the chief executive officers of the Borrowers or the presidents of the Borrowers or, with respect to financial matters, the chief financial officers of the Borrowers.

     "Revolving Credit Commitment" means the agreement of the Lender relating to the making of the Revolving Loan and advances thereunder subject to and in accordance with the provisions of this Agreement.

     "Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the Revolving Credit Termination Date.

     "Revolving Credit Committed Amount" has the meaning described in Section
2.1.1 (Revolving Credit Facility).

     "Revolving Credit Expiration Date" means November 1, 2003, extending automatically for successive periods of one (1) year each (but in no event later than November 1, 2008) unless the Lender in the exercise of its sole and absolute discretion, or Coyne in the exercise of its sole and absolute discretion, has notified the other, no later than August 31 of any year after September 1, 2002, of its intention to terminate the Revolving Credit Facility as of the next September 1.

     "Revolving Credit Facility" means the facility established by the Lender pursuant to Section 2.1 (Revolving Credit Facility) of this Agreement.

     "Revolving Credit Note" has the meaning described in Section 2.1.5 (Revolving Credit Note).

     "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Revolving Credit Commitment is terminated pursuant to Section 7.2.

     "Revolving Credit Unused Line Fee" and "Revolving Credit Unused Line Fees" have the meanings described in Section 2.1.10 (Revolving Credit Unused Line
Fee).

     "Revolving Credit Loans" means the loans made to the Borrower pursuant under the Revolving Credit Facility.

     "Revolving Loan Account" has the meaning described in Section 2.1.9 (Revolving Loan Account).

     "Revolving Loan Mandatory Prepayment" and "Revolving Loan Mandatory Prepayments" have the meanings described in Section 2.1.6 (Mandatory Prepayments of Revolving Loan).

     "Revolving Loan Optional Prepayment" and "Revolving Loan Optional Prepayments" have the meanings described in Section 2.1.7 (Optional Prepayments of Revolving Loan).

     "Securities" means the collective reference to each and every certificated or uncertificated security which constitutes a "security" under the provisions of Title 8 of the Uniform Commercial Code, and all proceeds (cash and non-cash) of the foregoing.

     "Security Documents" means collectively any assignment, pledge agreement, security agreement, mortgage, deed of trust, deed to secure debt, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lender on any real or personal property to secure all or any portion of the Obligations, all as the same may from time to time be amended, restated, supplemented or otherwise modified, including, without limitation, this Agreement.

     "Security Procedures" means the rules, policies and procedures adopted and implemented by the Lender and its Affiliates at any time and from time to time with respect to security procedures and measures relating to electronic funds transfers, all as the same may be amended, restated, supplemented, terminated, or otherwise modified at any time and from time to time by the Agent in its sole and absolute discretion.

     "Senior Subordinated Notes" means any and all 11-1/4% Senior Subordinated Notes due 2008 to be issued from time to time under the Indenture, in the principal amount of $75,000,000.

     "Senior Subordinated Notes Documents" means, collectively, the Indenture and the Senior Subordinated Notes.

     "State" means the State of Maryland.

     "Subordinated Indebtedness" means (a) the Senior Subordinated Notes and (b) all other Indebtedness incurred at any time by the Borrowers, the repayment of which is subordinated to the Obligations by a written agreement in form and substance satisfactory to the Lender in its sole and absolute discretion.

     "Subordination Agreement" means that certain Subordination agreement by and among Capital Resource Partners, the Borrowers and the Lender, as the same may be from time to time amended, restated, supplemented or modified.

     "Subsidiary" means any corporation the majority of the voting shares of which at the time are owned directly by any of the Borrowers and/or by one or more Subsidiaries of any of the Borrowers.

     "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrowers or any of their properties or assets or any part thereof or in respect of any of their franchises, businesses, income or profits.

     "Trademarks" means and includes in each case whether now existing or hereafter arising, all of each Borrower's rights, title and interest in and to
(a) any and all trademarks (including service marks), trade names and trade styles, and applications for registration thereof and the goodwill of the business symbolized by any of the foregoing, (b) any and all licenses of trademarks, service marks, trade names and/or trade styles, whether as licensor or licensee, (c) any renewals of any and all trademarks, service marks, trade names, trade styles and/or licenses of any of the foregoing, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims, and payments for past, present and future infringements thereof, (e) rights to sue for past, present and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

     "Trustee" means IBJ Schroder Bank and Trust Company, and its successor and assigns as Trustee under the Indenture.

     "Uniform Commercial Code" means, unless otherwise provided in this Agreement, the Uniform Commercial Code as adopted by and in effect from time to time in the State.

     "Wholly Owned Subsidiary" means any domestic United States corporation all the shares of stock of all classes of which (other than directors' qualifying shares) at the time are owned directly or indirectly by any of the Borrowers and/or by one or more Wholly Owned Subsidiaries of any of the Borrowers.

     "Wire Transfer Procedures" means the rules, policies and procedures adopted and implemented by the Lender and its Affiliates at any time and from time to time with respect to electronic funds transfers, including, without limitation, the Security Procedures, all as the same may be amended, restated, supplemented, terminated or otherwise modified at any time and from time to time by the Agent in its sole and absolute discretion.

     "Year 2000 Problem" has the meaning set forth in Section 4.1.28.

     Section 1.2  Accounting Terms and Other Definitional Provisions.
                  --------------------------------------------------

     Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined herein, all terms used herein which are defined by the Uniform Commercial Code shall have the same meanings as assigned to them by the Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Without implying any limitation on the foregoing, any reference to the "Borrowers" in provision of this Agreement or any of the other Financing Documents shall be deemed to refer to each and any one or more of the Borrowers, jointly and severally. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                  ARTICLE II
                             THE CREDIT FACILITIES

     Section 2.1 The Revolving Credit Facility.
                 -----------------------------

                   2.1.1  Revolving Credit Facility.
                          -------------------------

                   Subject to and upon the provisions of this Agreement, the Lender establishes a revolving credit facility in favor of the Borrowers. The aggregate of all advances under the Revolving Credit Facility are sometimes referred to in this Agreement collectively as the "Revolving Loan".

                   The principal amount of Twenty-five Million Dollars ($25,000,000) is the "Revolving Credit Committed Amount".

                   During the Revolving Credit Commitment Period, the Lender agrees to make advances under the Revolving Loan requested by the Borrowers from time to time provided that after giving effect to the Borrowers' request, the outstanding principal balance of the Revolving Loan would not exceed the lesser of (a) the Revolving Credit Committed Amount minus the Outstanding Letter of Credit Obligations, or (b) the most current Borrowing Base.

                   2.1.2 Procedure for Making Advances Under the Revolving Loan;
                         -------------------------------------------------------
                         Lender Protection Loans.
                         -----------------------

                   The Borrowers may borrow under the Revolving Credit Commitment on any Business Day. Advances under the Revolving Loan shall be deposited to the demand deposit account of Coyne with the Lender or shall be otherwise applied as directed by the Borrowers, which direction the Lender may require to be in writing. No later than 10:00 a.m. (Baltimore time) on the date of the requested borrowing, the Borrowers shall give the Lender oral or written notice (a "Loan Notice") of the amount and (if requested by the Lender) the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by the Borrowers within three (3) Business Days after the making of the requested Revolving Loan. In addition, the Borrowers hereby irrevocably authorize the Lender at any time and from time to time, without further request from or notice to the Borrowers, to make advances under the Revolving Loan which the Lender, in its good faith discretion, deems necessary or appropriate to protect the Lender's interests under this Agreement, including, without limitation, advances under the Revolving Loan made to cover debit balances in the Revolving Loan Account, principal of, and/or interest on, the Loan, the Obligations, and/or Enforcement Costs, prior to, on, or after the termination of other advances under this Agreement, regardless of whether the outstanding principal amount of the Revolving Loan which the Lender may make hereunder exceeds the Revolving Credit Committed Amount.

                   2.1.3 Borrowing Base.
                         --------------

                   As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Receivables, plus (b) the lesser of (i) the sum of fifty percent (50%) of the amount of Eligible Inventory consisting of new merchandise plus twenty-five percent (25%) of the amount of Eligible Inventory consisting of
----
in-service inventory, or (ii) Twelve Million Five Hundred Thousand Dollars ($12,500,000).

                   The Borrowing Base shall be computed based on the Borrowing Base Report most recently delivered to and accepted by the Lender in its good faith discretion. In the event the Borrowers fail to furnish a Borrowing Base Report required by Section 2.1.4 below, or in the event the Lender in good faith determines that a Borrowing Base Report is no longer accurate, the Lender may, in its sole and absolute discretion exercised from time to time and without limiting its other rights and remedies under this Agreement, suspend the making of or limit advances under the Revolving Loan. The Borrowing Base shall be subject to reduction by amounts credited to the Collateral Account since the date of the most recent Borrowing Base Report and by the amount of any Receivable or any Inventory which was included in the Borrowing Base but which the Lender determines fails to meet the respective criteria applicable from time to time for Eligible Receivables or Eligible Inventory.

                   If at any time the total of the aggregate principal amount of the Revolving Loan, the Outstanding Letter of Credit Obligations exceed the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrowers at the sole and absolute discretion of the Lender exercised from time to time shall pay the Borrowing Base Deficiency ON DEMAND to the Lender from time to time.

                   2.1.4  Borrowing Base Report.
                          ---------------------

                   The Borrowers will furnish to the Lender no less frequently than monthly and no later than the 10th day of each month and at such other times as may be requested by the Lender a report of the Borrowing Base (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Lender, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Receivables, the value of Inventory, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Lender may from time to time request. Upon the Lender's request and upon the creation of any Receivables, or at such intervals as the Lender may require, the Borrowers will provide the Lender with: (a) copies of Account Debtor invoices;
(b) evidence of shipment or delivery; and (c) such further schedules, documents and/or information regarding the Receivables and the Inventory as the Lender may reasonably require. The items to be provided under this subsection shall be in form satisfactory to the Lender, and certified as true and correct by a Responsible Officer, and delivered to the Lender from time to time solely for the Lender's convenience in maintaining records of the Collateral. The Borrowers' failure to deliver any of such items to the Lender shall not affect, terminate, modify, or otherwise limit the Lender's security interests in the Collateral.

                   2.1.5  Revolving Credit Note.
                          ----------------------

                   The obligation of the Borrowers to pay the Revolving Loan with interest shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Revolving Credit Note") substantially in the form of EXHIBIT "A-1" attached hereto and made a part hereof, with appropriate insertions. The Revolving Credit Note shall be dated as of the Closing Date, shall be payable to the order of the Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of the Revolving Credit Committed Amount. The Borrowers acknowledge and agree that, if outstanding principal balance of the Revolving Loan outstanding from time to time exceeds the face amount of the Revolving Credit Note, the excess shall bear interest at the rates provided from time to time for advances under Revolving Loan evidenced by the Revolving Credit Note and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

                   2.1.6  Mandatory Prepayments of Revolving Loan.
                          ---------------------------------------

                   The Borrowers shall make the mandatory prepayments (each a "Revolving Loan Mandatory Prepayment" and collectively, the "Revolving Loan Mandatory Prepayments") of the Revolving Loan at any time and from time to time in such amounts requested by the

Lender pursuant to Section 2.1.3 (Borrowing Base) and/or Section 2.1.11(c) (Required Availability under the Revolving Credit Facility) of this Agreement in order to cover any Borrowing Base Deficiency.

                   2.1.7  Optional Prepayments of Revolving Loan.
                          --------------------------------------

                   Subject to the limitations and fees of Section 2.6.5 below, the Borrowers may, at their option, at any time and from time to time prepay (each a "Revolving Loan Optional Prepayment" and collectively the "Revolving Loan Optional Prepayments") the Revolving Loan, in whole or in part without premium or penalty.

                   2.1.8  The Collateral Account.
                          ----------------------

                   The Borrowers will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Lender and, if the Lender so elects (provided that such election may only be made at any time following either (i) an Event of Default or (ii) a time when the aggregate outstanding principal amount of the Revolving Loan plus the Outstanding Letter of Credit
                                       ----
Obligations exceeds the Borrowing Base minus Two Million Five Hundred Thousand
                                       -----
Dollars ($2,500,000)) from which the Lender alone has power of access and withdrawal (the "Collateral Account"). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrowers where necessary to permit the collection of any such Items of Payment, which endorsement the Borrowers hereby agree to make. In the event the Borrowers fail to do so, the Borrowers hereby authorize the Lender to make the endorsement in the name of the Borrowers. Prior to such a deposit, the Borrowers will not commingle any Items of Payment with any of the Borrowers' other funds or property, but will hold them separate and apart in trust and for the account of the Lender.

                   In addition, if so directed by the Lender after an Event of Default, the Borrowers shall direct the mailing of all Items of Payment from the Borrowers' Account Debtors to a post-office box designated by the Lender, or to such other additional or replacement post-office boxes pursuant to the request of the Lender from time to time (collectively, the "Lockbox"). The Lender shall have unrestricted and exclusive access to the Lockbox.

                   Upon obtaining Items of Payment, the Lender is authorized to inspect all Items of Payment, endorse all Items of Payment in the name of the Borrowers, and deposit such Items of Payment in the Collateral Account. The Lender reserves the right, exercised in its sole and absolute discretion from time to time, to provide to the Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any uncollected Item of Payment which is unsatisfactory to the Lender. In the event Items of Payment are returned to the Lender for any reason whatsoever, the Lender may, in the exercise of its discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the Revolving Loan Account, or other account, as appropriate.

                   The Lender will apply the whole or any part of the collected funds credited to the Collateral Account against the Revolving Loan (or with respect to Items for

Payments which are not proceeds of accounts or inventory or after a Default, against any of the Obligations) or credit such collected funds to the depository account of the Borrowers with the Lender, the application to take place as of the Business Day after the date of crediting and the order and method of such application to be in the sole discretion of the Lender.

                   2.1.9  Revolving Loan Account.
                          ----------------------

                   The Lender will establish and maintain a loan account on its books (the "Revolving Loan Account") to which the Lender will (a) debit (i) the
                                                                  -----
principal amount of each Revolving Loan made by the Lender hereunder as of the date made, (ii) the amount of any interest accrued on the Revolving Loan as and when due, and (iii) any other amounts due and payable by the Borrowers to the Lender from time to time under the provisions of this Agreement in connection with the Revolving Loan, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) credit all payments made by the Borrowers to the Lender on
                 ------
account of the Revolving Loan as of the date made including, without limitation, funds credited to the Revolving Loan Account from the Collateral Account. The Lender may debit the Revolving Loan Account for the amount of any Item of Payment which is returned to the Lender unpaid. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Lender in cash or solvent credits. The Borrowers hereby promise to pay to the order of the Lender, on demand, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the Revolving Loan Account under the provisions of this Agreement. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be presumed conclusively to be correct and shall constitute an account stated between the Lender and the Borrowers unless the Lender receives specific written objection thereto from the Borrowers within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Lender.

                   2.1.10 Revolving Credit Unused Line Fee.
                          --------------------------------

                   The Borrowers shall pay to the Lender a monthly revolving credit facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") in an amount equal to (i) three-eighths percent (3/8%) per annum times the positive difference up to and
                                       -----
including $15,000,000, if any, between the average daily unused and undisbursed portion of the Revolving Credit Committed Amount in effect from time to time during each calendar month and (ii) one-quarter percent (1/4%) per annum times
                                                                         -----
such positive difference in excess of $15,000,000. The accrued and unpaid portion of the Revolving Credit Unused Line Fee shall be paid by the Borrowers to the Lender on the first day of the next calendar month, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date.

                   2.1.11 Required Availability under the Revolving Credit
                          ------------------------------------------------
Facility.
--------

                          (a)  On the Closing Date, the Revolving Loan plus the
                                                                       ----
Outstanding Letter of Credit Obligations shall not exceed the Borrowing Base minus the Permitted Uses required to be made on the Closing Date minus the costs
-----                                                            -----
relating to the closing of this

Agreement (including, without limitation, applicable Fees, recording costs, recording taxes, and the fees and expenses of the Borrowers' and the Lender's professionals) minus Five Million Dollars ($5,000,000).
               -----

                          (b)  After the Closing Date, the Borrowers shall not
at any time permit the aggregate outstanding principal amount of the Revolving Loan plus the Outstanding Letter of Credit Obligations to exceed the Borrowing
     ----
Base minus One Million Dollars ($1,000,000).
     -----

                          (c)  If so required by the Lender, the Borrowers shall
make a Revolving Loan Mandatory Prepayment pursuant to the provisions of Section
2.1.6 to the extent necessary to achieve compliance with this Section.

                   2.1.12 Right of Lender to Demand Payment and Terminate
                          -----------------------------------------------
Revolving Credit Facility.
-------------------------

                   Notwithstanding any of the provisions of this Agreement, the Revolving Credit Note or any of the other Financing Documents, during the continuance of an Event of Default, the Lender may at any time, in its sole and absolute discretion, demand payment of the Revolving Loan in whole or in part and/or terminate, suspend or limit the Revolving Credit Commitment. Upon termination of the Revolving Credit Facility, the outstanding principal balance under the Revolving Loan, and any accrued and unpaid interest thereon, shall be immediately due and payable, and the Lender shall not make any further advances under the Revolving Loan, unless it elects to do so in the exercise of its sole and absolute discretion.

     Section 2.2  The Letter of Credit Facility.
                  -----------------------------

                   2.2.1  Letters of Credit.
                          -----------------

                   Subject to and upon the provisions of this Agreement, and as a part of the Revolving Credit Commitment, the Borrowers may, upon the prior approval of the Lender, obtain standby and documentary letters of credit (as the same may from time to time be amended, supplemented or otherwise modified, each a "Letter of Credit" and collectively the "Letters of Credit") from the Lender from time to time from the Closing Date until the Business Day preceding the Revolving Credit Termination Date. The Borrowers will not be entitled to obtain a Letter of Credit hereunder unless (a) after giving effect to the request, the outstanding principal balance of the Revolving Loan and of the Letter of Credit Obligations would not exceed the lesser of (i) the Revolving Credit Committed Amount, or (ii) the most current Borrowing Base and (b) the sum of the aggregate face amount of the then outstanding Letters of Credit (including the face amount of the requested Letter of Credit, but excluding, only up to $500,000, the stated amount of the Letter of Credit for the benefit of the Borrowers' workmen's compensation insurance carrier) does not exceed Three Million Dollars ($3,000,000).

                   2.2.2  Letter of Credit Fees.
                          ---------------------

                   Prior to or simultaneously with the opening of each Letter of Credit, the Borrowers shall pay to the Lender, a letter of credit fee (each a "Letter of Credit Fee" and collectively the "Letter of Credit Fees") in an amount equal to two percent (2%) per annum of the amount of the Letter of Credit. Such Letter of Credit Fees shall be paid upon the opening of the Letter of Credit and upon each anniversary thereof, if any. In addition, the Borrowers shall pay to the Lender any and all additional issuance, negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any Letter of Credit Agreement; such additional fees are included in and a part of the "Fees" payable by the Borrowers under the provisions of this Agreement.

                   2.2.3  Terms of Letters of Credit.
                          --------------------------

                   Each Letter of Credit shall (a) be opened pursuant to a Letter of Credit Agreement, and (b) expire on a date not later than the Business Day preceding the Revolving Credit Expiration Date; provided, however, if any Letter of Credit does have an expiration date later than the Business Day preceding the Revolving Credit Termination Date, as of the Business Day preceding the Revolving Credit Termination Date an advance of the Revolving Loan Credit Facility shall be made by the Lender in the face amount of such Letter of Credit (or Letters of Credit) and the proceeds thereof shall be deposited in an account titled in the name of the Lender as trustee for the Borrowers. The proceeds of the trustee account referred to in the immediately preceding sentence shall be held as collateral for the Letter of Credit (or Letters of Credit) and in the event of a draw under the Letter of Credit (or Letters of Credit), used to pay any such draw. The aggregate face amount of all Letters of Credit at any one time outstanding and issued by the Lender pursuant to the provisions of this Agreement, plus the amount of any unpaid Letter of Credit Fees accrued or scheduled to accrue thereon, and less the aggregate amount of all drafts issued under or purporting to have been issued under such Letters of Credit that have been paid by the Lender, is herein called the "Outstanding Letter of Credit Obligations".

                   2.2.4  Procedure for Letters of Credit.
                          -------------------------------

                   The Borrowers shall give the Lender written notice at least three (3) Business Days prior to the date on which a Letter of Credit is requested to be opened of their request for a Letter of Credit. Such notice shall be accompanied by a duly executed and delivered Letter of Credit Agreement. Upon receipt of the Letter of Credit Agreement and the Letter of Credit Fee, the Lender shall process such Letter of Credit Agreement in accordance with its customary procedures and open such Letter of Credit on the Business Day specified in such notice.

                   Upon the payment and performance of all Obligations of the Borrowers and all obligations and liabilities of each other Person, other than the Lender, under this Agreement and all other Financing Documents, the termination and/or expiration of the Commitments and Outstanding Letter of Credit Obligations, upon the Borrowers' request and at the Borrowers' sole cost and expense, the Lender shall release and/or terminate any Financing Document but only if and provided that there is no commitment or obligation (whether or not conditional) of the Lender to re-advance amounts which would be secured thereby.

     Section 2.3 The Acquisition Loan Facility
                 -----------------------------

                   2.3.1  Acquisition Loan Facility.
                          -------------------------

                   Subject to and upon the provisions of this Agreement, the Lender establishes an acquisition loan facility in the maximum principal amount of Ten Million Dollars ($10,000,000) ("Acquisition Loan Committed Amount") in favor of the Borrowers. The aggregate of all advances under the Acquisition Loan Facility are sometimes referred to in this Agreement collectively as the "Acquisition Loan". The obligation of the Lender to make advances under the Acquisition Loan is herein called its "Acquisition Loan Commitment".

                   2.3.2  Acquisition Note.
                          ----------------

                   The obligation of the Borrowers to pay the Acquisition Loan with interest shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Acquisition Note") substantially in the form of EXHIBIT "A-2" attached hereto and made a part hereof with appropriate insertions. The Borrowers acknowledge and agree that, if the outstanding principal balance of the Acquisition Loan outstanding from time to time exceeds the aggregate face amount of the Acquisition Loan Note, the excess shall bear interest at the rates provided from time to time for the Acquisition Loan evidenced by the Acquisition Loan Note and shall be payable, with accrued interest, ON DEMAND. The Acquisition Loan Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement. The Acquisition Loan shall mature, and the entire unpaid principal balance and accrued and unpaid interest thereon shall be due and payable on the Acquisition Loan Maturity Date.

                   2.3.3  Payments of Acquisition Loan.
                          ----------------------------

                   The Acquisition Loan shall be repayable in installment payments of principal quarterly on the first day of each June, September, December and March commencing June 1, 1999 in an amount equal to 1/12th of the amount of the Acquisition Loan outstanding on May 31, 1999 plus an amount equal to 1/12th of the aggregate of all advances under the Acquisition Loan on or after June 1, 1999. At the time of each advance under the Acquisition Loan on or after June 1, 1999, the Borrowers shall furnish a "Acquisition Loan Installment Payment Schedule" substantially in the form of EXHIBIT "A-3" attached hereto and
                                               -------------
made a part hereof, with appropriate insertions, which shall set forth aggregate installment payments due thereafter on all Acquisition Loan advances. The Acquisition Loan Installment Payment Schedules shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

                   2.3.4  Optional Prepayments of Acquisition Loan.
                          ----------------------------------------

The Borrowers may, at their option, at any time and from time to time prepay (each a "Acquisition Loan Optional Prepayment" and collectively the "Acquisition Loan Optional Prepayments") the Acquisition Loan, in whole or in part without premium or penalty. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Acquisition Loan in whole, shall be paid by the Borrowers to the Lender on the date specified for such prepayment. Amounts prepaid may not be reborrowed.

                   2.3.5  Application of Acquisition Loan Partial Prepayments.
                          ---------------------------------------------------

Before the Acquisition Loan Amortization Date, each partial Acquisition Loan Optional Prepayments shall be applied first to all accrued and unpaid interest on the principal of the Acquisition Loan Note, and then to the outstanding principal balance. On or after the Acquisition Loan Amortization Date, partial Acquisition Loan Optional Prepayments shall be in an amount not less than the aggregate amount of the next principal installment under the Acquisition Loan Note and shall be applied first to all accrued and unpaid interest on the principal of the Acquisition Loan Note, and then to the balloon payment due at maturity and to the principal installment payments in the inverse order of maturity.

                   2.3.6  Acquisition Line Fee.
                          --------------------

                   The Borrowers shall pay to the Lender as a condition precedent to each advance under the Acquisition Loan a fee (the "Acquisition Loan Fee") in the amount of three-quarters of one percent (3/4%), which shall be deemed to be fully earned and non-refundable upon payment.

     Section 2.4   The Capital Expenditure Line Facility.
                   -------------------------------------

                   2.4.1  Capital Expenditure Line Facility.
                          ---------------------------------

                   Subject to and upon the provisions of this Agreement, the Lender establishes a capital expenditure line facility in the maximum principal amount of Twenty Million Dollars ($20,000,000) ("Capital Expenditure Line Committed Amount") in favor of the Borrowers. The aggregate of all advances under the Capital Expenditure Line Facility are sometimes referred to in this Agreement collectively as the "Capital Expenditure Line". The obligation of the Lender to make advances under the Capital Expenditure Line is herein called its "Capital Expenditure Line Commitment".

                   During the Capital Expenditure Line Advance Period, the Borrowers may request advances under the Capital Expenditure Line Facility in accordance with the provisions of this Agreement; provided that after giving effect to the Borrowers' request (a) the outstanding principal balance of the Capital Expenditure Line would not exceed the Capital Expenditure Line Commitment; and (b) the aggregate of all advances under the Capital Expenditure Line would not exceed the Capital Expenditure Line Committed Amount.

                   Amounts repaid on the Capital Expenditure Line may not be reborrowed.

                   2.4.2  Procedure for Making Advances Under the Capital
                          -----------------------------------------------
                          Expenditure Line.
                          ----------------

                   The Borrowers may borrow under the Capital Expenditure Line Facility on any Business Day. The Borrowers shall give the Lender written notice (a "Capital

Expenditure Line Notice") at least five (5) Business Days prior to the date on which the Borrowers desire an advance under the Capital Expenditure Line. Each Capital Expenditure Line Notice shall be accompanied by (a) a contract of sale, purchase order or invoice, in form and substance reasonably satisfactory to the Lender, which accurately and completely describes the Equipment purchased after the Closing Date which is the subject of the requested advance and the purchase price therefor, expressly identifying and excluding the costs of delivery, installation, taxes, and other "soft" costs, and (b) evidence reasonably satisfactory to the Lender indicating that such Equipment have been delivered to and accepted by the applicable Borrower. Each Capital Expenditure Line Notice shall also be accompanied by such other information, certificates, confirmations, and other items as the Lender may reasonably require to determine the value and the delivery of the subject Equipment and compliance with the other terms of this Agreement. The amount to be advanced with respect to a Capital Expenditure Line Notice shall not exceed the lesser of (a) the amount requested by the Borrowers or (b) the purchase price (excluding the costs of delivery, installation, taxes, and other "soft" costs) of the Equipment times
                                                                        -----
(i) 100% for advances aggregating up to and including $4,000,000 in any year, and (ii) 80% for advances in excess of $4,000,000 in any year. Each advance under the Capital Expenditure Line shall be not less than $250,000.

          2.4.3  Capital Expenditure Line Note.
                 ------------------------------

          The obligation of the Borrowers to pay the Capital Expenditure Line with interest shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Capital Expenditure Line Note") substantially in the form of EXHIBIT "A-4" attached
                                                     -------------
hereto and made a part hereof, with appropriate insertions. The Borrowers acknowledge and agree that, if the outstanding principal balance of the Capital Expenditure Line outstanding from time to time exceeds the aggregate face amount of the Capital Expenditure Line Note, the excess shall bear interest at the rates provided from time to time for the Capital Expenditure Line evidenced by the Capital Expenditure Line Note and shall be payable, with accrued interest, ON DEMAND. The Capital Expenditure Line Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement. The Capital Expenditure Line shall mature, and the entire unpaid principal balance and accrued and unpaid interest thereon shall be due and payable on the Capital Expenditure Line Maturity Date.

          2.4.4  Payments of Capital Expenditure Line.
                 -------------------------------------

          The Capital Expenditure Line shall be repayable in installment payments of principal quarterly (on the first day of each June, September, December and March commencing June 1, 2000) in an amount equal to 1/20th of the amount of the Capital Expenditure Line outstanding on May 31, 2000, plus amount equal to 1/20th of the aggregate of all advances under the Capital Expenditure Line on or after June 1, 2000. At the time of each advance under the Capital Expenditure Line on or after June 1, 2000, the Borrowers shall furnish a "Capital Expenditure Line Installment Payment Schedule" substantially in the form of EXHIBIT "A-5" attached hereto and made a part hereof, with appropriate
        -------------
insertions, which shall set forth aggregate installment payments due thereafter on all Capital Expenditure Line advances. The Capital Expenditure Line Installment Payment Schedules shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement or the Capital Expenditure Line Note.

          2.4.5  Optional Prepayments of Capital Expenditure Line.
                 -------------------------------------------------

          The Borrowers may, at their option, at any time and from time to time prepay (each a "Capital Expenditure Line Optional Prepayment" and collectively the "Capital Expenditure Line Optional Prepayments") the Capital Expenditure Line, in whole or in part without premium or penalty. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Capital Expenditure Line in whole, shall be paid by the Borrowers to the Lender on the date specified for such prepayment.

          2.4.6  Application of Capital Expenditure Line Partial Prepayments.
                 ------------------------------------------------------------

Before the Capital Expenditure Line Amortization Date, partial Capital Expenditure Line Loan Optional Prepayments shall be applied first to all accrued and unpaid interest on the principal of the Capital Expenditure Line Note, and then to the outstanding principal balance. On or after the Capital Expenditure Line Amortization Date, partial Capital Expenditure Line Loan Optional Prepayments shall be in an amount not less than the aggregate amount of the next principal installment under the Capital Expenditure Line Note and shall be applied first to all accrued and unpaid interest on the principal of the Capital Expenditure Line Note, and then to the balloon payment due at maturity and to the principal installment payments in the inverse order of maturity.

     Section 2.5  Interest
                  --------

          2.5.1  Applicable Interest Rates.
                 --------------------------

                 (a) Each Loan shall bear interest until maturity (whether by acceleration, declaration, extension or otherwise) at either the Base Rate or the Eurodollar Rate, as selected and specified by the Borrowers in an Interest Rate Election Notice furnished to the Lender in accordance with the provisions of Section 2.5.2(e), or as otherwise determined in accordance with the provisions of this Section 2.5, and as may be adjusted from time to time in accordance with the provisions of Section 2.5.3 (Inability to Determine Eurodollar Base Rate).

                 (b) Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, at the option of the Lender, all Loans and all other Obligations shall bear interest at the Post-Default Rate.

                 (c) The Applicable Margin for (i) Eurodollar Loans and (ii) Base Rate Loans shall be as set forth on Schedule 2.5.1.
                                         --------------

          2.5.2   Selection of Interest Rates.
                  ----------------------------

                  (a) The Borrowers may select the initial Applicable Interest Rate or Applicable Interest Rates to be charged on the Loans.

                  (b) From time to time after the date of this Agreement as provided in this Section, by a proper and timely Interest Rate Election Notice furnished to the Lender in accordance with the provisions of Section 2.5.2(e), the Borrowers may select an initial Applicable Interest Rate or Applicable Interest Rates for any Loans or may convert the Applicable Interest Rate and, when applicable, the Interest Period, for any existing Loan to any other Applicable Interest Rate or, when applicable, any other Interest Period.

                  (c) The Borrowers' selection of an Applicable Interest Rate and/or an Interest Period, the Borrowers' election to convert an Applicable Interest Rate and/or an Interest Period to another Applicable Interest Rate or Interest Period, and any other adjustments in an interest rate are subject to the following limitations:

                       (i) the Borrowers shall not at any time select or change to an Interest Period that extends beyond the Revolving Credit Expiration Date in the case of the Revolving Loan or in the case of Interest Periods with respect to the Acquisition Loan, the Acquisition Loan Maturity Date, or in the case of Interest Periods with respect to the Capital Expenditure Line, the Capital Expenditure Line Maturity Date;

                       (ii) except as otherwise provided in Section 2.5.4 (Indemnity), no change from the Eurodollar Rate to the Base Rate shall become effective on a day other than a Business Day and on a day which is the last day of the then current Interest Period, no change of an Interest Period shall become effective on a day other than the last day of the then current Interest Period, and no change from the Base Rate to the Eurodollar Rate shall become effective on a day other than a day which is a Eurodollar Business Day;

                       (iii) any Applicable Interest Rate change for any Loan to be effective on a date on which any principal payment on account of such Loan is scheduled to be paid shall be made only after such payment shall have been made;

                       (iv) no more than three (3) different Eurodollar Rates may be outstanding at any time and from time to time with respect to the Revolving Loan;

                       (v) only one (1) Eurodollar Rate may be outstanding at any time and from time to time with respect to the Acquisition Loan;

                       (vi) only one (1) Eurodollar Rate may be outstanding at any time and from time to time with respect to the Capital Expenditure Line;

                       (vii) the first day of each Interest Period shall be a Eurodollar Business Day;

                       (viii) as of the effective date of a selection, there shall not exist an Event of Default; and

                       (ix) the minimum principal amount of a Eurodollar Loan shall be Five Hundred Thousand Dollars ($500,000).

                  (d) If a request for an advance under the Loans is not accompanied by an Interest Rate Election Notice or does not otherwise include a selection of an Applicable Interest Rate and, if applicable, an Interest Period, or if, after having made a selection of an Applicable Interest Rate and, if applicable, an Interest Period, the Borrowers fail or are not otherwise entitled under the provisions of this Agreement to continue such Applicable Interest Rate or Interest Period, the Borrowers shall be deemed to have selected the Base Rate as the Applicable Interest Rate until such time as the Borrowers have selected a different Applicable Interest Rate and specified an Interest Period in accordance with, and subject to, the provisions of this Section.

                  (e) The Lenders will not be obligated to make Loans, to convert the Applicable Interest Rate on Loans to another Applicable Interest Rate, or to change Interest Periods, unless the Lender shall have received an irrevocable written or telephonic notice (an "Interest Rate Election Notice") from the Borrowers specifying the following information:

                       (i)     the amount to be borrowed or converted;

                       (ii)    a selection of the Base Rate or the Eurodollar
     Rate;

                       (iii) the length of the Interest Period if the Applicable Interest Rate selected is the Eurodollar Rate; and

                       (iv) the requested date on which such election is to be effective.

Any telephonic notice must be confirmed in writing within three (3) Business Days. Each Interest Rate Election Notice must be received by the Lender not later than 10:00 a.m. (Baltimore City time) on the Business Day of any requested borrowing or conversion in the case of a selection of the Base Rate and not later than 10:00 a.m. (Baltimore City time) on the third Business Day before the effective date of any requested borrowing or conversion in the case of a selection of the Eurodollar Rate.

               2.5.3  Inability to Determine Eurodollar Base Rate.
                      --------------------------------------------

In the event that (a) the Lender shall have determined that, by reason of circumstances affecting the London interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Base Rate for any requested Interest Period with respect to a Loan the Borrowers have requested to be made as or to be converted to a Eurodollar Loan or (b) the Lender shall determine that the Eurodollar Base Rate for any requested Interest Period with respect to a Loan the Borrowers have requested to be made as or to be converted to a Eurodollar Loan does not adequately and fairly reflect the cost to the Lenders of funding or converting such Loan, the Lender shall give telephonic or written notice of such determination to the Borrowers at least one (1) day prior to the proposed date for funding or converting such Loan. If such notice is given, any request for a Eurodollar Loan shall be made as or converted to a Base Rate Loan. Until such notice has been withdrawn by the Lender, the Borrowers will not request that any Loan be made as or converted to a Eurodollar Loan.

                    2.5.4  Indemnity.
                           ----------

                    The Borrowers agree to indemnify and reimburse the Lender and the Lenders and to hold the Lender and the Lenders harmless from any loss, cost (including administrative costs) or expense which any one or more of the Lender or the Lenders may sustain or incur as a consequence of (a) a default by the Borrowers in payment when due of the principal amount of or interest on any Eurodollar Loan, (b) the failure of the Borrowers to make, or convert the Applicable Interest Rate of, a Loan after the Borrowers has given a Loan Notice or an Interest Rate Election Notice, (c) the failure of the Borrowers to make any prepayment of a Eurodollar Loan after the Borrowers have given notice of such intention to make such a prepayment, and/or (d) the making by the Borrowers of a prepayment of a Eurodollar Loan on a day which is not the last day of the Interest Period for such Eurodollar Loan, including, without limitation, any such loss or expense arising from the reemployment of funds obtained by the Lenders to maintain any Eurodollar Loan or from fees payable to terminate the deposits from which such funds were obtained.

                    2.5.5  Payment of Interest.
                           --------------------

                           Unpaid and accrued interest shall be paid monthly, in
arrears, on the first day of each calendar month, commencing on the first such date after the date of this Agreement, and on the first day of each calendar month thereafter, and at maturity (whether by acceleration, declaration, extension or otherwise). In addition:(i) any and all unpaid and accrued interest on any Base Rate Loan converted to a Eurodollar Loan or prepaid shall be paid immediately upon such conversion and/or prepayment, as appropriate; and (ii) unpaid and accrued interest on any Eurodollar Loan shall be paid on the last Business Day of each Interest Period for such Eurodollar Loan and at maturity (whether by acceleration, declaration, extension or otherwise); provided, however that any and all unpaid and accrued interest on any Eurodollar Loan prepaid prior to expiration of the then current Interest Period for such Eurodollar Loan shall be paid immediately upon prepayment.

     Section 2.6    General Financing Provisions.
                    -----------------------------

                    2.6.1  Borrowers' Representatives.
                           ---------------------------

                           (a) The Borrowers hereby represent and warrant to the Lender that each of the Borrowers will derive benefits, directly and indirectly, from each Loan, both in their separate capacity and as a member of the integrated group to which each of the Borrowers belong, because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole. The Borrowers in the discretion of their respective managements are to agree among themselves as to the allocation of the benefits the proceeds of Loans, and the purposes for which such benefits and proceeds will be used so long as any such allocation or purpose is not in violation of this Agreement.

                         (b)  For administrative convenience, Coyne is hereby
irrevocably appointed by each of the Borrowers as agent for each of the Borrowers for the purpose of requesting Loans, receiving the proceeds of Loans, and disbursing the proceeds of Loans as between the Borrowers. By reason thereof, Coyne is hereby irrevocably appointed by each of the Borrowers as the attorney-in-fact of each of the Borrowers with power and authority through its duly authorized officer or officers to (i) endorse any check (if any) for the proceeds of any Loan for and on behalf of each of the Borrowers and in the name of each of the Borrowers and (ii) instruct the Lender to credit the proceeds of any Loan directly to an account of any of the Borrowers which shall evidence the making of such Loan and shall constitute the acknowledgement by each of the Borrowers of the receipt of the proceeds of such Loan. All actions taken by Coyne in connection with the Loans and the Financing Documents shall be conclusively presumed to be the joint and several actions of the Borrowers even though Coyne may act from time to time in its name alone.

                         (c)  Each of the Borrowers hereby irrevocably
authorizes the Lender to make Loans to any or all of the Borrowers pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of a Borrower under the provisions of the most recent "Certificate" of corporate resolutions of the Borrowers on file with the Lender and also upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of Coyne under the provisions of the most recent "Certificate" of corporate resolutions and/or incumbency for Coyne on file with the Lender.

                         (d)  The Lender assumes no responsibility or liability
for any errors, mistakes, and/or discrepancies, except those involving the Lender's gross negligence or willful misconduct in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Lender and the Borrowers in connection with the Credit Facilities, any Loan or any other transaction in connection with the provisions of this Agreement.

                         (e)  Without implying any limitation on the joint and
several nature of the Obligations, the Lender agrees that, notwithstanding any other provision of this Agreement, the Borrowers may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the advances under this Agreement. The Borrowers agree among themselves, and the Lender consents to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent the Borrower incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, the Borrower. All such indebtedness and rights shall be, and is hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full of the Obligations, and, unless the Lender agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been satisfied. The Borrowers agree that all of such indebtedness and rights are part of the Collateral of a Borrower who is the creditor and secures the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence that indebtedness or rights by note or other instrument, and shall not secure that indebtedness with any mortgages, security interests or otherwise, even though any such instrument and security shall be part of the Collateral.

          2.6.2  Use of Proceeds of the Loans.
                 -----------------------------

          The proceeds of each advance under the Loans shall be used by the Borrowers for Permitted Uses, and for no other purposes except as may otherwise be agreed by the Lender in writing. The Borrowers shall use the proceeds of the Loans promptly.

          2.6.3  Mandatory Prepayments.
                 ----------------------

          Provided there are amounts outstanding under the Acquisition Loan and/or the Capital Expenditure Line, the Borrowers shall make annual mandatory prepayments (each a "Mandatory Prepayment" and collectively the "Mandatory Prepayments") in an amount equal to the lesser of $2,000,000 or 35% of Excess Cash Flow and shall be payable on the date the Borrowers furnish to the Lender the annual financial statements referred to in Section 6.1.1(a) of this Agreement. If, however, the Borrowers fail to furnish such financial statements in any given calendar year as and when required, the Borrowers shall be required to pay the Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of the Borrowers' then preceding fiscal year. The Borrowers shall pay to the Lender on the date of each Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial Mandatory Prepayment shall be applied to the balloon payment due at maturity on the Capital Expenditure Line, then to principal against the principal installments on the Capital Expenditure Line in the inverse order of their maturity, then to the balloon payment due at maturity on the Acquisition Loan, and then to principal against the principal installments on the Acquisition Loan in the inverse order of their maturity.

          2.6.4  Closing Fee.
                 ------------

          The Borrowers shall pay to the Lender at the time this Agreement is executed a loan closing fee (the "Closing Fee") in the amount of Seventy-five Thousand Dollars ($75,000), which fee has been fully earned and is non-refundable.

          2.6.5  Early Termination Fee.
                 ----------------------

          In the event of the termination by, or on behalf of, the Borrowers, of the Commitments (unless that termination is (i) at a time when the Borrowers' interest rate has been directly increased under Section 2.6.11, or (ii) is at that time accompanied by the repayment of all Obligations from the proceeds of the sale of substantially all of the Assets of the Borrowers or from an initial public offering of the common stock of one or more of the Borrowers or (iii) is the result of the application of the Borrowers' Excess Cash Flow, and not from the proceeds of loans or other debt, or (iv) a replacement credit facility extended by a Person other than the Lender and/or its Affiliates and which provides interest rates, economic terms and/or other pricing more favorable than that provided under this Agreement, which pricing Lender has declined to match) the Borrowers shall pay a fee (the "Early Termination Fee") in the amount of Two Hundred Sixty-two Thousand Five Hundred Dollars ($262,500).

          2.6.6   Field Examination Fees.
                  -----------------------

          The Borrowers shall pay to the Lender an annual field examination fee in the amount of $12,000 (collectively, the "Field Examination Fees" and individually a "Field Examination Fee"), which Field Examination Fees shall be payable in Three Thousand Dollar ($3,000.00) installments on the first day of each October, January, April and September hereafter and continuing until the last such date prior to which all Obligations arising out of, or under, the Credit Facilities then outstanding have been paid in full.

          2.6.7   Administration Fees.
                  --------------------

          The Borrowers shall pay to the Lender an administration fee in the amount of $5,000 (collectively, the "Administration Fees" and individually a "Administration Fee"), which Administration Fees shall be payable in One Thousand Two Hundred Fifty Dollar ($1,250.00) installments on the first day of each October, January, April and September hereafter and continuing until the last such date prior to which all Obligations arising out of, or under, the Credit Facilities then outstanding have been paid in full.

          2.6.8   Computation of Interest and Fees.
                  ---------------------------------

          All applicable Fees and interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Any change in the interest rate on any of the Obligations resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate is announced.

          2.6.9   Payments.
                  ---------

          All payments of the Obligations, including, without limitation, principal, interest, Prepayments, and Fees, shall be paid by the Borrowers without setoff, recoupment or counterclaim to the Lender at the Lender's office specified in the promissory note evidencing the Obligations in immediately available funds not later than 12:00 noon, Baltimore, Maryland time on the due date of such payment. Alternatively, at its sole discretion, the Lender may charge any deposit account of the Borrowers at the Lender or any affiliate thereof with all or any part of any amount due hereunder to the extent that the Borrowers have not otherwise tendered payment to the Lender. All payments shall be applied first to any unpaid Fees, second to any and all accrued and unpaid late charges and Enforcement Costs, third to any and all accrued and unpaid interest on the Obligations, and then to principal, all in such order and manner as shall be determined by the Lender in its sole and absolute discretion.

          2.6.10  Liens; Setoff.
                  --------------

          The Borrowers hereby grant to the Lender a continuing Lien for all of the Obligations of the Borrowers upon any and all monies, securities, and other property of the Borrowers and the proceeds thereof, now or hereafter held or received by or in transit to, the Lender from or for the Borrowers, and also upon any and all deposit accounts (general or special) and credits of the Borrowers, if any, with the Lender or any affiliate of the Lender, at any time existing, excluding any deposit accounts held by the Borrowers in the capacity as trustee for Persons who are not Affiliates of the Borrowers. Without implying any limitation on any other rights the Lender may have under the Financing Documents or applicable Laws, during the continuance of an Event of Default, the Lender is hereby authorized by the Borrowers at any time and from time to time, without notice to the Borrowers, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations then outstanding, all in such order and manner as shall be determined by the Lender in its sole and absolute discretion.

          2.6.11  Requirements of Law.
                  --------------------

          In the event that the Lender shall have determined in good faith that
(a) the adoption of any Laws regarding capital adequacy, or (b) any change therein or in the interpretation or application thereof or (c) compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, does or shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, after submission by the Lender to the Borrowers of a written request therefor and a statement of the basis for such determination, the Borrowers shall pay to the Lender such additional amount or amounts in order to compensate for such reduction.

                                  ARTICLE III
                                THE COLLATERAL

     Section 3.1  Debt and Obligations Secured.
                  -----------------------------

     All property and Liens assigned, pledged or otherwise granted under or in connection with this Agreement (including, without limitation, those under Section 3.2 (Grant of Liens) below) or any of the Financing Documents shall secure (a) the payment of all of the Obligations, and (b) the performance, compliance with and observance by the Borrowers of the provisions of this Agreement and all of the other Financing Documents or otherwise under the Obligations.

     Section 3.2  Grant of Liens.
                  ---------------

     Each of the Borrowers hereby assigns, pledges and grants to the Lender, and agrees that the Lender shall have a perfected and continuing security interest in, and Lien on, (a) all of the Borrower's Accounts, and Inventory whether now owned or existing or hereafter acquired or arising, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account, (c) all Chattel Paper, Documents, Instruments, Equipment, Securities, and General Intangibles relating to a Permitted Acquisition and/or an advance under the Capital Expenditure Line, (d) all insurance policies relating to the foregoing, (e) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (f) all cash and non-cash proceeds and products of the foregoing. Each of the Borrowers further agrees that the Lender shall have in respect to the foregoing all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws.

     Section 3.3 Collateral Disclosure List.
                 ---------------------------

     Promptly after demand by the Lender, the Borrowers shall furnish to the Lender an update of the information contained in the Collateral Disclosure List at any time and from time to time as may be requested by the Lender.

     Section 3.4 Personal Property.
                 ------------------

     With respect to the Collateral:

                 3.4.1  Securities, Chattel Paper, Promissory Notes, etc.
                        -------------------------------------------------

                        (a) Within ten (10) days of each acquisition of any letters of credit, Securities, Chattel Paper, or Instruments, included among the Collateral, the Borrowers shall deliver the originals to the Lender and shall execute and deliver to the Lender separate pledges, assignments and security agreements in form and content acceptable to the Lender, which pledges, assignments and security agreements shall assign, pledge and grant a Lien to the Lender on all such letters of credit, Securities, Chattel Paper, and Instruments. All letters of credit, Securities, Chattel Paper, and Instruments shall be delivered to the Lender endorsed and/or assigned as required by any pledge, assignment and security agreement and/or as the Lender may require and, if applicable, shall be accompanied by blank irrevocable and unconditional stock or bond powers and/or notices as the Lender may require. The Lender may in its sole and absolute discretion from time to time require that the Borrowers deliver immediately all Documents to the Lender.

                 3.4.2  Patents, Copyrights and Other Property Requiring
                        ------------------------------------------------
                        Additional Steps to Perfect.
                        ----------------------------

                 On the Closing Date and without implying any limitation on the scope of Section 3.2 above, the Borrowers shall execute and deliver all Financing Documents and take all actions requested by the Lender in order to perfect a first priority assignment of patents, copyrights, tradenames, tradestyles, customer lists or any other type or kind of intellectual property included among the Collateral.

                 3.4.3  Record Searches.
                        ----------------

                 As of the Closing Date and thereafter at the time any Financing Document is executed and delivered by the Borrowers pursuant to this Section, the Lender shall have received, in form and substance satisfactory to the Lender, such Lien or record searches with respect to the Borrowers and/or any other Person, as appropriate, and the property covered by such Financing Document showing that the Lien of such Financing Document will be a perfected first priority Lien on the property covered by such Financing Document subject only to Permitted Liens and other existing Liens expressly disclosed in the Offering Memorandum or to such other matters as the Lender may approve.

     Section 3.5  Real Property.
                  --------------

     With respect to real property acquired as part of a Permitted Acquisition, the Borrowers shall at the time of the acquisition thereof, grant a Lien covering such real property to the Lender under the provisions of a mortgage, deed of trust or other document, as appropriate. Each Financing Document to be executed and delivered pursuant hereto shall:

                    (a) be in form and substance satisfactory to the Lender;

                    (b) create a first priority Lien in such real property in favor of the Lender subject only to Permitted Liens, zoning ordinances, and such other matters as the Lender may approve;

                    (c) be accompanied by a current appraisal of the fair market value of the subject real property prepared by appraisers satisfactory to the Lender;

                    (d) except as set forth in subsection (c) above be accompanied by a current survey satisfactory in all respects to the Lender of the subject real property, prepared by a registered land surveyor or engineer satisfactory to the Lender;

                    (e) be accompanied by evidence satisfactory to the Lender regarding the current and past pollution control practices at such real property in connection with the discharge, emission, handling, disposal or existence of Hazardous Materials, which may include, at the Lender's request, an environmental audit of such real property prepared by a person or firm acceptable to the Lender;

                    (f) be accompanied by a mortgagee's title insurance policy or marked-up unconditional commitment or binder for such insurance in form and substance satisfactory to the Lender and issued by a title insurance company satisfactory to the Lender; and

                    (g) upon request of the Lender, be accompanied by a signed opinion of counsel, in form and substance satisfactory to the Lender, and from counsel, satisfactory to the Lender, licensed to practice in the state where the subject real property is located.

     Section 3.6 Costs.
                 ------

     The Borrowers agree to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all costs, fees and expenses incurred by the Lender in connection with the taking, perfection, preservation, protection and/or release of a Lien on the Collateral, including, without limitation:

                    (a) customary fees and expenses incurred in preparing Financing Documents from time to time (including, without limitation, reasonable attorneys' fees incurred in connection with preparing the Financing Documents, other than Financing Documents, including, without limitation, this Agreement, prepared for the Closing Date);

                    (b)  all filing and/or recording taxes or fees;

                    (c)  all title insurance premiums and costs;

                    (d) all costs of Lien and record searches; reasonable attorneys' fees in connection with all legal opinions required (other than Financing Documents, including, without limitation, this Agreement, prepared for the Closing Date);

                    (e)  appraisal and/or survey costs; and

                    (f)  all related costs, fees and expenses.

     Section 3.7  Release.
                  --------

     Upon the payment and performance of all Obligations of the Borrowers and all obligations and liabilities of each other Person, other than the Lender, under this Agreement and all other Financing Documents, the termination and/or expiration of the Commitments, upon the Borrowers' request and at the Borrowers' sole cost and expense, the Lender shall release and/or terminate any Financing Document but only if and provided that there is no commitment or obligation (whether or not conditional) of the Lender to re-advance amounts which would be secured thereby.

     Section 3.8 Inconsistent Provisions.
                 ------------------------

     In the event that the provisions of any Financing Document directly conflict with any provision of this Agreement, the provision of this Agreement governs.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties.
                 -------------------------------

     Each of the Borrowers represents and warrants to the Lender and shall be deemed to represent and warrant at the time of each request for an advance under the Loans under the terms of this Agreement and again at the time of the making of any advance under the Loans, as follows:

          4.1.1  Subsidiaries.
                 -------------

          The Borrower has the Subsidiaries listed on the Collateral Disclosure
List attached hereto and made a part hereof and no others.   Each of the
Borrower's Subsidiaries is a Wholly Owned Subsidiary except as shown on the Collateral Disclosure List, which correctly indicates the nature and amount of the Borrower's ownership interests therein.

          4.1.2  Good Standing.
                 --------------

          The Borrower and its Subsidiaries (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

          4.1.3  Power and Authority.
                 --------------------

          The Borrower has full corporate power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party, to make the borrowings under this Agreement, and to incur and perform the Obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or any creditors of the Borrower, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Borrower, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Financing Documents or the performance by the Borrower of the Obligations.

          4.1.4  Binding Agreements.
                 -------------------

          This Agreement and the other Financing Documents executed and delivered by the Borrower have been properly executed and delivered and constitute the valid and legally binding obligations of the Borrower and are fully enforceable against the Borrower in accordance with their respective terms.

          4.1.5  No Conflicts.
                 -------------

          Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrower nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by (a) the Borrower's charter or bylaws, (b) any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting its property, or (c) any Laws.

          4.1.6  No Defaults, Violations.
                 ------------------------

                 (a) No Default or Event of Default has occurred and is continuing.

                 (b) Except as set forth in Schedule 4.1.6 neither the Borrower
                                            --------------
nor any of its Subsidiaries is in default under or with respect to any obligation under any existing mortgage, indenture, contract or agreement binding on it or affecting its property in any respect which could be materially adverse to the business, operations, property or financial condition of the Borrower, or which could materially adversely affect the ability of the Borrower to perform its obligations under this Agreement or the other Financing Documents, to which the Borrower is a party.

          4.1.7   Compliance with Laws.
                  ---------------------

          Neither the Borrower nor any of its Subsidiaries is in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Borrower or any of its properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of the Borrower and/or its Subsidiaries.

          4.1.8   Margin Stock.
                  -------------

          None of the proceeds of the Loans will be used, directly or indirectly, by the Borrower or any Subsidiary for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System or for any other purpose which might make the transactions contemplated in this Agreement a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

          4.1.9   Investment Company Act; Margin Securities.
                  ------------------------------------------

          Neither the Borrower nor any of its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of said Act. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part
221), of the Board of Governors of the Federal Reserve System.

          4.1.10  Litigation.
                  -----------

          There are no proceedings, actions or investigations pending or, so far as the Borrower knows, threatened before or by any court, arbitrator any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of the Borrower or any Subsidiary, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower.

          4.1.11  Financial Condition.
                  --------------------

          The consolidated financial statements of the Borrower dated April 30, 1998, are complete and correct and fairly present the financial position of the Borrower and its Subsidiaries and the results of their operations and transactions in their surplus accounts as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no liabilities, direct or indirect, fixed or contingent, of the Borrower or its Subsidiaries as of the date of such financial statements which are not reflected therein or in the schedule thereto. There has been no adverse change in the financial condition or operations of the Borrower or its Subsidiaries since the date of such financial statements and to the Borrower's knowledge no such adverse change is pending or threatened. Neither the Borrower nor any Subsidiary has guaranteed the obligations of, or made any investment in or advances to, any Person, except as disclosed in such financial statements and except for the guaranty of the Senior Subordinated Notes by the Borrowers other than Coyne. The representations and warranties contained in this Section shall also cover financial statements furnished from time to time to the Lender pursuant to Section 6.1.1 (Financial Statements) of this Agreement.

          4.1.12  Full Disclosure.
                  ----------------

          The financial statements referred to in Section 4.1.11 (Financial Condition) of this Agreement, the Financing Documents (including, without limitation, this Agreement), and the statements, reports or certificates furnished by the Borrower in connection with the Financing Documents (a) do not contain any untrue statement of a material fact and (b) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Borrower which the Borrower has not disclosed to the Lender in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents which materially and adversely affects or in the future could, in the reasonable opinion of the Borrower materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of the Borrower or of any Subsidiary.

          4.1.13  Indebtedness for Borrowed Money.
                  --------------------------------

          Except for the Obligations, the obligations under the Senior Subordinated Notes, the Indenture and the Senior Subordinated Notes Documents and except as set forth in Schedule 4.1.13 attached to and made a part of this
                           ---------------
Agreement, the Borrower has no Indebtedness for Borrowed Money. The Lender has received photocopies of all promissory notes (including, without limitation, the "Global Note," as that term is defined in the Indenture) evidencing any Indebtedness for Borrowed Money set forth in Schedule 4.1.13 and a copy of the
                                             ---------------
Indenture which contains the guaranty of the Senior Subordinated Notes by the Borrowers other than Coyne, together with together with any and all subordination agreements, other agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection with such Indebtedness for Borrowed Money.

          4.1.14  Offering.
                  ---------

     The Lender has received true and correct photocopies of the Offering Memorandum, and each of the Senior Subordinated Notes Documents, executed, delivered and/or furnished on or before the Closing Date in connection with the transactions contemplated by the Senior Subordinated Notes Documents. Neither the Offering Memorandum nor any of the Senior Subordinated Notes Documents has been modified, changed, supplemented, canceled, amended or otherwise altered or affected, except as otherwise disclosed to the Lender in writing on or before the Closing Date. The Offering Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Offering Memorandum and all applicable Laws.

          4.1.15  Taxes.
                  ------

          Each Borrower and its Subsidiaries has filed all returns, reports and forms for Taxes which, to the knowledge of the Borrower, are required to be filed, with inadvertent exceptions relating to Taxes of less than $100,000 in the aggregate, and has paid all Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrower, such Taxes are not the subject of any Liens other than Permitted Liens, and adequate reserves therefor have been established as required under GAAP. All tax liabilities of the Borrower were as of the date of audited financial statements referred to in Section 4.1.11 (Financial Condition) above, and are now, adequately provided for on the books of the Borrower or its subsidiaries, as appropriate. No tax liability has been asserted by the Internal Revenue Service or any state or local authority against the Borrower for taxes in excess of those already paid, with inadvertent exceptions relating to Taxes of less than $100,000 in the aggregate.

          4.1.16  ERISA.
                  ------

          With respect to any "pension plan" as defined in SECTION 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by the Borrower and/or by any commonly controlled entity: (a) no "accumulated funding deficiency" as defined in Code (S)412 or ERISA (S)302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no Reportable Event has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) neither the Borrower nor any commonly controlled entity (as defined under ERISA) has incurred a "complete withdrawal" within the meaning of ERISA (S)4203 from any multiemployer plan; (e) neither the Borrower nor any commonly controlled entity has incurred a "partial withdrawal" within the meaning of ERISA (S)4205 with respect to any multiemployer plan; (f) no Multiemployer Plan to which the Borrower or any commonly controlled entity has an obligation to contribute is in "reorganization" within the meaning of ERISA
(S)4241 nor has notice been received by the Borrower or any commonly controlled entity that such a multiemployer plan will be placed in "reorganization".

          4.1.17  Title to Properties.
                  --------------------

          The Borrower has good and marketable title to all of its properties, including, without limitation, the Collateral and the properties and assets reflected in the balance sheets described in Section 4.1.11 (Financial Condition) above. The Borrower has legal, enforceable and uncontested rights to use freely such property and assets. All of such properties, including, without limitation, the Collateral which were purchased, were purchased for fair consideration and reasonably equivalent value in the ordinary course of business of both the seller and the Borrower and not, by way of example only, as part of a bulk sale.

          4.1.18  Patents, Trademarks, Etc.
                  -------------------------

          Each of the Borrowers and its Subsidiaries owns, possesses, or has the right to use all necessary patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights, logos, copyrights, permits and franchises to own its properties conduct its business as now conducted, without known conflict with the rights of any other Person. Any and all obligations to pay royalties or other charges with respect to such properties and assets are properly reflected on the financial statements described in Section 4.1.11 (Financial Condition) above.

          4.1.19  Presence of Hazardous Materials or Hazardous Materials
                  ------------------------------------------------------
                  Contamination.
                  --------------

          To the best of the Borrower's knowledge and except as set forth in
Schedule 4.1.19 to this Agreement, (a) no Hazardous Materials are located on any
---------------
real property covered by a Mortgage; and (b) no real property covered by a Mortgage has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is affected by Hazardous Materials Contamination at any other property.

          4.1.20  Perfection and Priority of Collateral.
                  --------------------------------------

          The Lender has, or upon execution and recording of this Agreement and the Security Documents will have, and will continue to have as security for the Obligations, a valid and perfected Lien on and security interest in all Collateral, free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens.

          4.1.21  Places of Business and Location of Collateral.
                  ----------------------------------------------

          The information contained in the Collateral Disclosure List is complete and correct. The Collateral Disclosure List completely and accurately identifies the address of (a) the Borrower's chief executive office, (b) any and each other place of business of the Borrower, (c) the location of all books and records pertaining to the Collateral, and (d) each location, other than the foregoing, where any of the Collateral is located. The proper and only places to file financing statements with respect to the Collateral within the meaning of the Uniform Commercial Code are the filing offices for those jurisdictions in which the Borrower maintains a place of business as identified on the Collateral Disclosure List.

          4.1.22  Business Names and Addresses.
                  -----------------------------

          In the twelve years preceding the date hereof, the Borrower has not changed its name, identity or corporate structure, has not conducted business under any name other than its current name, and has not conducted its business in any jurisdiction other than those disclosed on the Collateral Disclosure List.

          4.1.23  Equipment.
                  ----------

          All Equipment is personalty and is not and will not be affixed to real estate in such manner as to become a fixture or part of such real estate. No equipment is held by the Borrower on a sale on approval basis.

          4.1.24  Inventory.
                  ----------

          The Inventory of the Borrower is (a) of good and merchantable quality,
(b) not stored with a bailee, warehouseman, carrier, or similar party, (c) not on consignment, sale on approval, or sale or return, and (d) located at the places of business set forth on the Collateral Disclosure List. No goods offered for sale by, or in the possession or control of, the Borrower are consigned to or held on sale or return terms by the Borrower.

          4.1.25  Accounts.
                  ---------

          With respect to all Accounts and to the best of the Borrower's knowledge (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an Instrument, or Chattel Paper (unless such judgment has been assigned and such Instrument or Chattel Paper has been endorsed and delivered to the Lender); (b) they represent bona fide transactions completed in accordance with the terms and provisions contained in the invoices, purchase orders and other contracts relating thereto, and the underlying transaction therefor is in accordance with all applicable Laws; (c) the amounts shown on the Borrower's books and records, with respect thereto are actually and absolutely owing to the Borrower and are not contingent or subject to reduction for any reason other than regular discounts, credits or adjustments allowed by the Borrower in the ordinary course of its business; (d) no payments have been or shall be made thereon except payments turned over to the Lender by the Borrower; (e) all Account Debtors thereon have the capacity to contract; and (f) the goods sold, leased or transferred or the services furnished giving rise thereto are not subject to any Liens except the security interest granted to the Lender by this Agreement and Permitted Liens.

          4.1.26  Compliance with Eligibility Standards.
                  --------------------------------------

          Each Account and all Inventory included in the calculation of the Borrowing Base does and will at all times meet and comply with all of the standards for Eligible Receivables and Eligible Inventory.

          4.1.27  Subordinated Debt.
                  ------------------

          None of the Subordinated Debt Loan Documents has been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Lender in writing on or before the Closing Date. In addition, there does not exist any default or any event which upon notice or lapse of time or both would constitute a default under the terms of any of the Subordinated Debt Loan Documents.

          4.1.28  Year 2000.
                  ----------

          Each Borrower has (a) initiated a review and assessment of all areas within its and each of its Subsidiaries' businesses and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Borrower or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. Based on the foregoing, each Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be `Year 2000 compliant"), except to the extent that a failure to do so could not reasonably expected to have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower.

     Section 4.2  Survival.
                  ---------

     All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date, the making of any advance under the Loans and extension of credit made hereunder, and the incurring of any other Obligations.

                                   ARTICLE V
                             CONDITIONS PRECEDENT

     Section 5.1  Conditions to the Initial Advance.
                  ----------------------------------

     The making of the initial advance under the Loans is subject to the fulfillment of the following conditions precedent in a manner satisfactory to the Lender on or before the Closing Date:

          5.1.1  Good Standing etc.
                 ------------------

          The Lender shall have received a certificate of good standing for the Borrowers certified by the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation for the Borrowers.

          5.1.2  Corporate Proceedings of the Borrowers.
                 ---------------------------------------

          The Lender shall have received a certificate dated as of the Closing Date by the Secretaries or Assistant Secretaries of the Borrowers covering:

                  (a) true and complete copies of the Borrowers' corporate charter, bylaws, and all amendments thereto;

                  (b) true and complete copies of the resolutions of its Board of Directors authorizing (i) the execution, delivery and performance of the Financing Documents, (ii) the borrowings by the Borrowers hereunder, and
     (iii) the granting of the Liens contemplated by this Agreement and the Financing Documents to which the Borrowers are parties; and

                  (c) the incumbency, authority and signatures of the officers of the Borrowers authorized to sign this Agreement and the other Financing Documents to which any one or more of the Borrowers are parties.

          5.1.3  Consents, Licenses, Approvals, Etc.
                 -----------------------------------

          The Lender shall have received copies of all consents, licenses and approvals, required in connection with the execution, delivery, performance, validity and enforceability of the Financing Documents, and such consents, licenses and approvals shall be in full force and effect.

          5.1.4  Notes.
                 ------

          The Lender shall have received the Acquisition Loan Note, the Capital Expenditure Line Note, and the Revolving Credit Note each, conforming to the requirements hereof and executed by a Responsible Officer of each of the Borrowers and attested by a duly authorized representative of each of the Borrowers.

          5.1.5  Financing Documents and Collateral.
                 -----------------------------------

          Each of the Borrowers shall have executed and delivered the Financing Documents to be executed by it, and shall have delivered original Chattel Paper, Instruments, Securities, and related collateral and all opinions, title insurance, and other documents contemplated by Article 3 hereof, all the foregoing to be in form and substance satisfactory to the Lender.

          5.1.6  Recordings and Filings.
                 -----------------------

          The Borrowers shall have: (a) executed and delivered all Financing Documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) delivered such evidence as the Lender may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

          5.1.7  Opinion of Borrowers' Counsel.
                 ------------------------------

          The Lender shall have received the favorable opinion of counsel for the Borrowers addressed to the Lender in form satisfactory to the Lender.

          5.1.8   Other Documents, Etc.
                  --------------------

          The Lender shall have received such other certificates, opinions, documents and instruments confirmatory of or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by the Lender.

          5.1.9   Payment of Fees.
                  ---------------

          The Lender shall have received payment of any Fees due on or before the Closing Date.

          5.1.10  Additional Matters.
                  ------------------

          All other documents and legal matters in connection with the transactions contemplated by this Agreement and the other Financing Documents shall be satisfactory in form and substance to the Lender and its counsel.

          5.1.11  Other Financing Documents.
                  -------------------------

          In addition to the Financing Documents to be delivered by the Borrowers, the Lender shall have received the Financing Documents duly executed and delivered by Persons other than the Borrowers.

          5.1.12  Insurance Certificate.
                  ---------------------

          The Lender shall have received an insurance certificate in accordance with the provisions of 6.1.8 (Insurance) and Section 6.1.24 (Insurance With Respect to Equipment and Inventory) of this Agreement.

          5.1.13  Field Examination.
                  -----------------

          The Lender shall have completed a field examination of the Borrowers' business, operations and income, the results of which audit shall be in all respects acceptable to the Lender in its sole and absolute discretion.

          5.1.14  'Proforma Balance Sheet and Projections.
                  ---------------------------------------

          The Lender shall have received and approved the Borrowers' proforma balance sheet and proforma financial projections, which proforma balance sheet and proforma financial projections must be in form and content acceptable to the Lender in its sole and absolute discretion.

          5.1.15  Senior Subordinated Notes.
                  -------------------------

          The Lender shall have received a certificate signed by a Responsible Officer of Coyne, certifying to the Lender that Coyne (a) has received the proceeds of sale of the Senior Subordinated Notes, in accordance with, and pursuant to, the terms and conditions of the Senior Subordinated Note Documents, and have applied the same to such purposes as has been previously disclosed to, and approved by, the Lender, and (b) has delivered to the Lender a true and correct photocopy of all Senior Subordinated Note Documents.

     Section 5.2  Conditions to all Extensions of Credit.
                  --------------------------------------

     The making of all advances under the Loans is subject to the fulfillment of the following conditions precedent in a manner satisfactory to the Lender:

                  5.2.1  Compliance.
                         ----------

                  The Borrowers shall have complied and shall then be in compliance with all terms, covenants, conditions and provisions of this Agreement and the other Financing Documents which are binding upon them.

                  5.2.2  Borrowing Base.
                         --------------

                  The Borrowers shall have furnished all Borrowing Base Reports required by Section 2.1.4 (Borrowing Base Report) of this Agreement, there shall exist no Borrowing Base Deficiency, and as evidence thereof, the Borrowers shall have furnished to the Lender such reports, schedules, certificates, records and other papers as may be requested by the Lender.

                  5.2.3  Default.
                         -------

                  There shall exist no Event of Default or Default hereunder.

                  5.2.4  Representations and Warranties.
                         ------------------------------

                  The representations and warranties of the Borrowers contained among the provisions of this Agreement shall be true and with the same effect as though such representations and warranties had been made at the time of the making of each of advance under the Loans, except that the representation and warranty pertaining to balance sheets, financial statements and other financial condition information or data shall refer to the latest balance sheets, financial statements, and financial condition information and data furnished to the Lender pursuant to the provisions of this Agreement.

                  5.2.5  Adverse Change.
                         --------------

                  No adverse change shall have occurred in the financial condition of the Borrowers which would, in the good faith judgment of the Lender, materially impair the ability of the Borrowers to pay or perform any of the Obligations.

                  5.2.6  Legal Matters.
                         -------------

                  All legal documents incident to each advance under the Loans shall be reasonably satisfactory to counsel for the Lender.

                                  ARTICLE VI
                           COVENANTS OF THE BORROWERS

     Section 6.1  Affirmative Covenants.
                  ---------------------

     So long as any of the Obligations (the Commitments therefor) shall be outstanding hereunder, the Borrowers agree with the Lender as follows:

                  6.1.1  Financial Statements.
                         --------------------

                  The Borrowers shall furnish to the Lender:

                         (a)  Annual Statements and Certificates.  The Borrowers
                              ----------------------------------
shall furnish to the Lender as soon as available, but in no event more than ninety (90) days after the close of the Borrowers' fiscal years, (i) a copy of the annual financial statement in reasonable detail satisfactory to the Lender relating to the Borrowers and their Subsidiaries, prepared in accordance with GAAP and examined and certified by independent certified public accountants satisfactory to the Lender, which financial statement shall include a consolidated (and consolidating, if the Lender requests with respect to operating Borrowers) balance sheet of the Borrowers and their Subsidiaries as of the end of such fiscal year and consolidated (and consolidating, if the Lender requests with respect to operating Borrowers) statements of income, cash flows and changes in shareholders equity of the Borrowers and their Subsidiaries for such fiscal year, and (ii) a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, and a cash flow projection report, each prepared by a Responsible Officer of the Borrowers in a format acceptable to the Lender and (iii) a management letter in the form prepared by the independent certified public accountants, provided, however, that such management letter shall, if not then available, shall be furnished to the Lender as soon as available, but in no event more than forty-five (45) days after the Borrowers' annual financial statements are furnished to the Lender.

                         (b)  Annual Opinion of Accountant.  The Borrowers
                              ----------------------------
shall furnish to the Lender as soon as available, but in no event more than ninety (90) days after the close of the Borrowers' fiscal years, a letter or opinion of the accountant who examined and certified the annual financial statement relating to the Borrowers and their Subsidiaries stating whether anything in such accountant's examination has revealed the occurrence of a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

                         (c)  Monthly Statements and Certificates.  The
                              -----------------------------------
Borrowers shall furnish to the Lender as soon as available, but in no event more than thirty (30) days after the close of each month, consolidated (and consolidating, if the Lender requests with respect to operating Borrowers) balance sheets of the Borrowers and their subsidiaries as of the close of such period, consolidated (and consolidating, if the Lender requests with respect to operating Borrowers) cash flows and changes in shareholders equity statements for such period, projected cash flow on a month to month basis and projected income statements, and a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, all as prepared and certified by a Responsible Officer of Coyne and accompanied by a certificate of a Responsible Officer of each of the Borrowers stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto, and further to include:


                         (i) a summary aging schedule of all Receivables by Account Debtor, to be accompanied by such detailed supporting information, as the Lender may from time to time reasonably request;

                         (ii) a detailed aging of all accounts payable by supplier, in such detail, and accompanied by such supporting information, as the Lender may from time to time reasonably request;

                         (iii) a listing of all Inventory by category and location, in such detail, and accompanied by such supporting information as the Lender may from time to time reasonably request; and

                         (iv) such other information as the Lender may reasonably request.


                    (d)  Annual Budget and Projections.  The Borrowers shall
                         -----------------------------
furnish to the Lender as soon as available, but in no event later than the 14th day before the end of each fiscal year:

                         (i) a consolidated (and consolidating, if the Lender requests) budget and pro forma financial statements on a month-to-month basis for the following fiscal year, and

                         (ii)   five year projections.

                    (e)  Additional Reports and Information. The Borrowers shall
                         ----------------------------------
furnish to the Lender promptly, such additional information, reports or statements as the Lender may from time to time reasonably request.

                    (f)  Certain Information Furnished to Trustee. The Borrowers
                         ----------------------------------------
will furnish to the Lender, at the same time sent to the Trustee, at least one
(l) copy of all financial statements, reports, and other information sent by the Borrowers to the holders of the Senior Subordinated Notes and the Trustee pursuant to Section 4.03 and 4.04 of the Indenture as in effect on the Closing Date.

             6.1.2  Reports to SEC and to Stockholders.
                    ----------------------------------

             The Borrowers will furnish to the Lender, promptly upon the filing or making thereof, at least one (l) copy of all financial statements, reports, notices and proxy statements sent by the Borrowers to their stockholders, and of all regular and other reports filed by the Borrowers with any securities exchange or with the Securities and Exchange Commission.

               6.1.3  Recordkeeping, Rights of Inspection, Field Examination,
                      ------------------------------------------------------
Etc.
---

                      (a) The Borrowers shall, and shall cause each of their Subsidiaries to, maintain (i) a standard system of accounting in accordance with GAAP, and (ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its properties, business and activities.

                      (b) The Borrowers shall, and shall cause each of their Subsidiaries to, permit authorized, representatives of the Lender to visit and inspect the properties and the properties of the Borrowers and their Subsidiaries, to review, audit, check and inspect the Collateral at any time with or without notice, to review, audit, ch eck and inspect the Borrowers' other books of record at any time with or without notice and to make abstracts and photocopies thereof, and to discuss the affairs, finances and accounts of the Borrowers and their Subsidiaries, with the officers, directors, employees and other authorized representatives of the Borrowers and their Subsidiaries and their respective accountants, all at such times during normal business hours and other reasonable times and as often as the Lender may reasonably request.

                      (c) The Borrowers hereby irrevocably authorize and direct all accountants and auditors employed by the Borrowers and their Subsidiaries at any time prior to the repayment in full of the Obligations to exhibit and deliver to the Lender copies of any and all of the financial statements, trial balances, management letters, or other accounting records of any nature of the Borrowers and their Subsidiaries in the accountant's or auditor's possession, and to disclose to the Lender any information they may have concerning the financial status and business operations of the Borrowers' and its Subsidiaries. Further, the Borrowers hereby authorize all Governmental Authorities to furnish to the Lender copies of reports or examinations relating to the Borrowers and their Subsidiaries, whether made by the Borrowers or otherwise.

                      (d) Any and all costs and expenses incurred by, or on behalf of, the Lender in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Lender upon demand. The Borrowers acknowledge and agree that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Lender's employees and agents in, and when, travelling to the Borrowers' facilities.

               6.1.4  Corporate Existence.
                      -------------------

               Each of the Borrowers shall maintain, and cause each of its Subsidiaries to maintain, its corporate existence in good standing in the jurisdiction in which it is incorporated and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of the Borrower to perform the Obligations, on the conduct of the Borrower's operations, on the Borrower's financial condition, or on the value of, or the ability of the Lender to realize upon, the Collateral.

               6.1.5  Compliance with Laws.
                      --------------------

               Each of the Borrowers shall comply, and cause each of its Subsidiaries to comply, with all applicable Laws and observe the valid requirements of Governmental

Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of the Borrower to perform the Obligations, on the conduct of the Borrower's operations, on the Borrower's financial condition, or on the value of, or the ability of the Lender to realize upon, the Collateral.

               6.1.6  Preservation of Properties.
                      ---------------------------

               Each of the Borrowers will, and will cause each of its Subsidiaries to, at all times (a) maintain, preserve, protect and keep its properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) do or cause to be done all things necessary to preserve and to keep in full force and effect its material franchises, leases of real and personal property, trade names, patents, trademarks and permits which are necessary for the orderly continuance of its business.

               6.1.7  Line of Business.
                      -----------------

               The Borrowers will continue to engage substantially only in the industrial laundry business.

               6.1.8  Insurance.
                      ----------

               Each of the Borrowers will, and will cause each of its Subsidiaries to, at all times maintain with A-rated insurance companies such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the foregoing, each of the Borrowers will, and will cause each of its Subsidiaries to, keep adequately insured all of its property against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in or about any properties occupied or controlled by it, or arising in any manner out of the businesses carried on by it, all in such amounts not less than the Lender shall reasonably determine from time to time. Each of the Borrowers shall deliver to the Lender on the Closing Date (and thereafter on each date there is a material change in the insurance coverage) a certificate of a Responsible Officer of the Borrower containing a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Within thirty (30) days after notice in writing from the Lender, the Borrowers will obtain such additional insurance as the Lender may reasonably request.

               6.1.9  Taxes.
                      -----

               Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, the Borrowers will, and will cause each of their Subsidiaries to, pay and discharge all Taxes prior to the date when any interest or penalty would accrue for the nonpayment thereof, except that, with respect to Taxes which do not exceed

$100,000 in the aggregate, the Borrowers will not be in violation of this
Section if the Taxes are paid by the Borrowers not later than thirty (30) days after they have actual knowledge that the Taxes are due. The Borrowers shall furnish to the Lender at such times as the Lender may require proof satisfactory to the Lender of the making of payments or deposits required by applicable Laws including, without limitation, payments or deposits with respect to amounts withheld by the Borrowers from wages and salaries of employees and amounts contributed by the Borrowers on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act, as amended.

               6.1.10  ERISA.
                       -----

               The Borrowers will, and will cause each of their Subsidiaries and Affiliates to, comply with the funding requirements of ERISA with respect to employee pension benefit plans for its respective employees. The Borrowers will not permit with respect to any employee benefit plan or plans covered by Title IV of ERISA (a) any prohibited transaction or transactions under ERISA or the Internal Revenue Code, which results, or may result, in any material liability of the Borrowers and their Subsidiaries and Affiliates, or (b) any Reportable Event if, upon termination of the plan or plans with respect to which one or more such Reportable Events shall have occurred, there is or would be any material liability of the Borrowers and their Subsidiaries and Affiliates to the PBGC. Upon the Lender's request, the Borrowers will deliver to the Lender a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA.

               6.1.11  Notification of Events of Default and Adverse
                       ---------------------------------------------
Developments.
------------

               The Borrowers shall promptly notify the Lender upon obtaining knowledge of the occurrence of:

               (a)  any Event of Default;

               (b)  any Default;

               (c) any litigation instituted or threatened against the Borrowers or their Subsidiaries and of the entry of any judgment or Lien against any of the assets or properties of the Borrowers or any Subsidiary where the claims against any Borrower or Subsidiary exceed One Hundred Thousand Dollars ($100,000) and are not covered by insurance;

               (d) any event, development or circumstance whereby the financial statements furnished hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of any of the Borrowers or any of their Subsidiaries;

               (e) any judicial, administrative or arbitral proceeding pending against any of the Borrowers or any of their Subsidiaries and any judicial or administrative proceeding known by any of the Borrowers to be threatened against it or any of their Subsidiaries which, if adversely decided, could materially adversely affect its financial condition or operations (present or prospective);

                         (f) the receipt by any of the Borrowers or any Subsidiary of any notice, claim or demand from any Governmental Authority which alleges that any of the Borrowers or any Subsidiary is in violation of or has failed to comply with any of the terms of (i) the Occupational Safety and Health Act and related regulations, or environmental Laws including, without limitation, the Environmental Protection Act or other Laws related to handling and disposal of Hazardous Materials, or (ii) any other applicable Laws regulating a Borrower's operation and business, the noncompliance with or the nonobservance of which (A) is claimed or alleged by the Governmental Authority, or believed by senior management of the Borrowers, to involve liability in excess of $10,000 or (B) may result in a material adverse effect on the ability of the Borrower or any Subsidiary to perform the Obligations, on the conduct of the Borrower's operations, on the Borrower's financial condition, or on the value of, or the ability of the Lender to realize upon, the Collateral; and

                         (g)  any other development in the business or affairs
of any of the Borrowers and any of their Subsidiaries which may be materially adverse;

in each case describing in detail satisfactory to the Lender the nature thereof and the action the Borrowers propose to take with respect thereto.

                 6.1.12  Hazardous Materials; Contamination.
                         ----------------------------------

                The Borrowers agree to:

                         (a) give notice to the Lender immediately upon the Borrowers' acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by the Borrowers or for which the Borrowers are responsible (provided that such notice shall not be required for Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course (including, without limitation, quantity) of the Borrowers' line of business expressly described in this Agreement) or of any Hazardous Materials Contamination with a full description thereof;

                         (b) promptly comply with any Laws requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Lender with satisfactory evidence of such compliance;' and

                         (c) as part of the Obligations, defend, indemnify and hold harmless the Lender and its agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned or controlled by the Borrowers for which the Borrowers are responsible for any Hazardous Materials Contamination.

     The Borrowers acknowledge and agree that this indemnification shall survive the termination of this Agreement and the Commitments and the payment and performance of all of the other Obligations.

          6.1.13  Disclosure of Significant Transactions.
                  --------------------------------------

          The Borrowers shall deliver to the Lender a written notice describing in detail each transaction by it involving the purchase, sale, lease, or other acquisition or loss or casualty to or disposition of an interest in Fixed or Capital Assets which exceeds Two Hundred Fifty Thousand Dollars ($250,000.00), said notices to be delivered to the Lender within thirty (30) days of the occurrence of each such transaction.

          6.1.14  Environmental Staff.
                  -------------------

          The Borrowers shall at all times maintain a staff of qualified environmental engineers sufficient in number to monitor the Borrowers compliance with all Laws relating to Hazardous Materials and other environmental matters.

          6.1.15  EBITDA.
                  ------

     The Borrowers will maintain, tested commencing October 31, 1998 as of the last day of each of the Borrowers' fiscal quarters for the four (4) quarter period ending on such date, EBITDA of not less than the following:

----------------------------------------------------------------------
                  Quarters                                  EBITDA
----------------------------------------------------------------------
October 31, 1998                                           $13,100,000
----------------------------------------------------------------------
October 31, 1999 through and including July                $15,200,000
31, 2000
----------------------------------------------------------------------
October 31, 2000 through and including July                $17,500,000
31, 2001
----------------------------------------------------------------------
October 31, 2001 through and including July                $19,400,000
31, 2002
----------------------------------------------------------------------
October 31, 2002 through and including July                $21,300,000
31, 2003
----------------------------------------------------------------------
October 31, 2003 and thereafter(applicable                 $23,000,000
if the Revolving Credit Termination Date
has not sooner occurred)
----------------------------------------------------------------------

          6.1.16  Fixed Charge Coverage Ratio.
                  ------------------------------

     The Borrowers will maintain, tested commencing October 31, 1998 as of the last day of each of the Borrowers' fiscal quarters for the four (4) quarter period ending on such date, a Fixed Charge Coverage Ratio of not less than the following:

----------------------------------------------------------------------
                  Quarters                             Ratio
----------------------------------------------------------------------
October 31, 1998 through and including July         1.00 to 1.0
31, 1999
----------------------------------------------------------------------
October 31, 1999 through and including July         1.15 to 1.0
31, 2000
----------------------------------------------------------------------
October 31, 2000 through and including July         1.20 to 1.0
31, 2001
----------------------------------------------------------------------
October 31, 2001 through and thereafter             1.25 to 1.0
----------------------------------------------------------------------

          6.1.17  Leverage Ratio.
                  --------------

          The Borrowers will maintain, tested commencing October 31, 1998 as of the last day of each of the Borrowers' fiscal quarters for the four (4) quarter period ending on such date, a ratio of Funded Debt to EBITDA so that it is not more than the following:

----------------------------------------------------------------------
                  Quarters                             Ratio
----------------------------------------------------------------------
October 31, 1998 through and including July         6.25 to 1.0
31, 1999
----------------------------------------------------------------------
October 31, 1999 through and including July         5.40 to 1.0
31, 2000
----------------------------------------------------------------------
October 31, 2000 through and including July         4.70 to 1.0
31, 2001
----------------------------------------------------------------------
October 31, 2001 through and including July         4.20 to 1.0
31, 2002
----------------------------------------------------------------------
October 31, 2002 through and including July         3.90 to 1.0
31, 2003
----------------------------------------------------------------------
October 31, 2003 and thereafter(applicable          3.75 to 1.0
if the Revolving Credit Termination Date
has not sooner occurred)
----------------------------------------------------------------------

          6.1.18    Capital Expenditures.
                    ---------------------

          The Borrowers will not, and will not permit any Subsidiary to, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make any Capital Expenditures in the aggregate for the Borrowers and their Subsidiaries (taken as a whole) exceeding the following in the applicable fiscal quarters in each of the following fiscal years for the year to date:

          Fiscal Year                        Capital Expenditures
     -----------------------------------------------------------------
          1998                               $6,800,000
     -----------------------------------------------------------------
          1999                               $5,000,000
     -----------------------------------------------------------------
          2000                               $5,000,000
     -----------------------------------------------------------------
          2001                               $5,500,000
     -----------------------------------------------------------------
          2002 and any                       $5,750,000
      applicable time thereafter
     -----------------------------------------------------------------

          6.1.19    Collection of Receivables.
                    --------------------------

          Until such time that the Lender shall notify the Borrowers of the revocation of such privilege, each of the Borrowers and each of the Subsidiaries shall at its own expense have the privilege for the account of, and in trust for, the Lender of collecting its Receivables and receiving in respect thereto all Items of Payment and shall otherwise completely service all of the Receivables including (a) the billing, posting and maintaining of complete records applicable thereto, (b) the taking of such action with respect to the Receivables as the Lender may request or in the absence of such request, as each of the Borrowers and each of the Subsidiaries may deem advisable; and (c) the granting, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to a Receivable and may take such other actions relating to the settling of any Account Debtor's claim as may be commercially reasonable. The Lender may, at its option, at any time or from time to time after and during the continuance of an Event of Default hereunder, revoke the collection privilege given in this Agreement to any one or more of the Borrowers and the Subsidiaries by either giving notice of its assignment of, and lien on the Collateral to the Account Debtors or giving notice of such revocation to the Borrowers. The Lender shall not have any duty to, and the Borrowers hereby release the Lender from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Receivables or to preserve any rights against any other party with an interest in the Collateral. The Lender shall be entitled at any time and from time to time to confirm and verify Receivables.

          6.1.20    Assignments of Receivables.
                    ---------------------------

          The Borrowers will promptly, upon request, execute and deliver to the Lender written assignments, in form and content acceptable to the Lender, of specific Receivables or groups of Receivables; provided, however, the Lien and/or security interest granted to the Lender under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Receivables within such assignments. Receivables so assigned shall secure payment of the Obligations and are not sold to the Lender whether or not any assignment thereof, which is separate from this Agreement, is in form absolute. The Borrower agrees that neither any assignment to the Lender nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Lender any obligation or liability of the Borrower with respect to that which is assigned and the Borrower hereby agrees to indemnify the Lender and hold the Lender harmless from any and all claims, actions, suits, losses, damages, costs, expenses, fees, obligations and liabilities which may be incurred by or imposed upon the Lender by virtue of the assignment of and Lien on the Borrower's rights, title and interest in, to, and under the Collateral.

          6.1.21    Government Accounts.
                    --------------------

          The Borrowers will immediately notify the Lender if any of the Receivables, in any amount alone or in the aggregate of more than $500,000 arise out of contracts with the United States or with any other Governmental Authority, and execute any instruments and take any steps required by the Lender in order that all moneys due and to become due under such contracts shall be assigned to the Lender and notice thereof given to the Governmental Authority under the Federal Assignment of Claims Act or any other applicable Laws.

          6.1.22    Notice of Returned Goods, etc.
                    ------------------------------

          The Borrowers will promptly notify, and will cause the Subsidiaries to promptly notify, the Lender of the return, rejection or repossession of any goods sold or delivered in respect of any Receivables (other than goods returned in the ordinary course of the Borrowers' rental business), and of any claims made in regard thereto to the extent that the aggregate purchase price of any such goods in any given calendar month exceeds in the aggregate One Hundred Thousand Dollars ($100,000.00) for such month.

          6.1.23    Inventory.
                    ----------

          With respect to the Inventory, the Borrowers and the Subsidiaries will: (a) as soon as possible upon demand by the Lender from time to time, prepare and deliver to the Lender designations of Inventory specifying the Borrowers' and Subsidiaries' cost of Inventory, the retail price thereof, and such other matters and information relating to the Inventory as the Lender may reasonably request; (b) keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the Borrowers' and Subsidiaries' cost therefor and the selling price thereof, all of which records shall be available to the officers, employees or agents of the Lender upon demand for inspection and copying thereof; (c) not store any of its Inventory with a bailee, warehouseman or similar Person without the Lender's prior written consent, which consent may be conditioned on, among other things, delivery by the bailee, warehouseman or similar Person to the Lender of warehouse receipts, in form acceptable to the Lender, in the name of the Lender evidencing the storage of Inventory and the Lender's interests therein; and (d) permit the Lender and its agents or representatives to inspect and examine the Inventory and to check and test the same as to quality, quantity, value and condition at any time or times hereafter during the Borrowers' and Subsidiaries' usual business hours or at other reasonable times. The Borrowers shall be permitted to sell Inventory in the ordinary course of their business until the occurrence of a Default.

          6.1.24    Insurance With Respect to Equipment and Inventory.
                    --------------------------------------------------

          The Borrowers will (a) maintain and cause each of their Subsidiaries to maintain hazard insurance with fire and extended coverage and naming the Lender as an additional insured with loss payable to the Lender as its respective interest may appear on the Equipment and Inventory in an amount at least equal to the lesser amount of the outstanding principal amount of the Obligations or the fair market value of the Equipment and Inventory (but in any event sufficient to avoid any co-insurance obligations) and with a specific endorsement to each such insurance policy pursuant to which the insurer agrees to give the Lender at least thirty (30) days written notice before any alteration or cancellation of such insurance policy and that no act or default of the Borrowers shall affect the right of the Lender to recover under such policy in the event of loss or damage; (b) file, and cause each of their Subsidiaries to file, with the Lender, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and, within thirty (30) days after notice in writing from the Lender; and (c) obtain, and cause each of their Subsidiaries to obtain, such additional insurance as the Lender may reasonably request.

          6.1.25    Maintenance of the Collateral.
                    ------------------------------

          The Borrowers will maintain the Collateral in good working order, saving and excepting ordinary wear and tear, and will not permit anything to be done to the Collateral which may materially impair the value thereof. The Lender, or an agent designated by the Lender, shall be permitted to enter the premises of the Borrowers and their Subsidiaries and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lender agrees to act in a commercially reasonable manner when inspecting the premises of the Borrowers and their Subsidiaries and when examining, auditing and/or inspecting the Collateral. The Lender shall not have any duty to, and the Borrowers hereby release the Lender from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Receivables or to, preserve any rights against any other party with an interest in the Collateral.

          6.1.26    Equipment.
                    ----------

          The Borrowers shall (a) maintain all Equipment as personalty, (b) not affix any Equipment to any real estate in such manner as to become a fixture or part of such real estate, which is not covered by a Mortgage and (c) shall hold no Equipment on a sale on approval basis. The Borrowers hereby declare their intent that, notwithstanding the means of attachment, no goods of the Borrowers hereafter attached to any realty are intended to be deemed a fixture, which declaration shall be irrevocable, without the Lender's consent, until all of the Obligations have been paid in full and all of the Commitments have been terminated.

          6.1.27    Defense of Title and Further Assurances.
                    ---------------------------------------

          At their expense, the Borrowers will defend the title to the Collateral (and any part thereof), and will immediately execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document which the Lender may require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Lender under this Agreement, under any of the other Financing Documents and the first priority of that Lien subject only to the Permitted Liens. The Borrowers will from time to time do whatever the Lender may require by way of obtaining, executing, delivering, and/or filing financing statements, landlords' or mortgagees' waivers, notices of assignment and other notices and amendments and renewals thereof and the Borrowers will take any and all steps and observe such formalities as the Lender may require, in order to create and maintain a valid Lien upon, pledge of, or paramount security interest in, the Collateral, subject to the Permitted Liens. The Borrowers shall pay to the Lender on demand all taxes, reasonable costs and expenses incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument. To the extent that the proceeds of any of the Accounts or Receivables of the Borrowers are expected to become subject to the control of, or in the possession of, a party other than the Borrowers or the Lender, the Borrowers shall cause all such parties to execute and deliver on the Closing Date security documents, financing statements or other documents as requested by the Lender and as may be necessary to evidence and/or perfect the security interest of the Lender in those proceeds. The Borrowers agree that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. Each of the Borrowers hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Borrower or otherwise, for the use and benefit of the Lender for itself and/or the Lenders, but at the cost and expense of the Borrower and without notice to the Borrower to execute and deliver any and all of the instruments and other documents and take any action which the Lender may require pursuant the foregoing provisions of this Section.

          6.1.28    Business Names; Locations.
                    --------------------------

          Each Borrower will notify and cause each of the Subsidiaries to notify the Lender not less than thirty (30) days prior to (a) any change in the name under which the Borrower or the applicable Subsidiary conducts its business,
(b) any change of the location of the chief executive office of the Borrower or the applicable Subsidiary, and (c) the opening of any new place of business or the closing of any existing place of business, and any change in the location of the places where the Collateral, or any part thereof, or the books and records, or any part thereof, are kept.

          6.1.29    Subsequent Opinion of Counsel as to Recording Requirements.
                    -----------------------------------------------------------

          In the event that any of the Borrowers or any Subsidiary shall transfer its principal place of business or the office where it keeps its records pertaining to the Collateral, the Borrowers will provide to the Lender a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrowers and the Subsidiaries have complied to maintain the Lien and security interest in favor of the Lender in the Collateral.

          6.1.30    Use of Premises and Equipment.
                    ------------------------------

          The Borrowers agree that until the Obligations are fully paid and this Agreement has been terminated, the Lender (a) after and during the continuance of a Default or an Event of Default, may use any of the Borrowers' owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (b) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Borrowers' owned or leased property.

          6.1.31    Protection of Collateral.
                    -------------------------

          The Borrowers agree that the Lender may at any time take such steps as the Lender deems reasonably necessary to protect the Lender's interest in, and to preserve the Collateral. The Borrowers agree to cooperate fully with the Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Lender may reasonably direct. All of the Lender's expenses of preserving the Collateral, including any reasonable expenses relating to the compensation and bonding of a custodian, shall part of the Enforcement Costs.

          6.1.32    Landlord's Waivers.
                    -------------------

          The Borrowers shall use its best efforts to obtain a landlord's waiver from each landlord of each and every business premise leased by the Borrowers and on which any of the Collateral is or may hereafter be located, which landlords' waivers must be reasonably acceptable to the Lender and its counsel in their sole and absolute discretion.

          6.1.33    Funds Transfer Services.
                    ------------------------

          (a) Each Borrower acknowledges that the Lender has made available to the Borrowers Wire Transfer Procedures a copy of which is attached to this Agreement as EXHIBIT B and which include a description of security procedures regarding funds transfers executed by the Lender or an Affiliate bank at the request of the Borrowers (the "Security Procedures"). The Borrowers and the Lender agree that the Security Procedures are commercially reasonable. Each Borrower further acknowledges that the full scope of the Security Procedures which the Lender or such Affiliate bank offers and strongly recommends for funds transfers is available only if the Borrowers communicate directly with the Lender or such Affiliate bank as applicable in accordance with said procedures. If a Borrower attempts to communicate by any other method or otherwise not in accordance with the Security Procedures, the Lender or such Affiliate bank, as applicable, shall not be required to execute such instructions, but if the Lender or such Affiliate bank, as applicable, does so, the Borrowers will be deemed to have refused the Security Procedures that the Lender or such Affiliate bank as applicable offers and strongly recommends, and the Borrowers will be bound by any funds transfer, whether or not authorized, which is issued in any Borrower's name and accepted by the Lender or such Affiliate bank, as applicable, in good faith. The Lender or such Affiliate bank, as applicable, may modify Wire Transfer Procedures including, without limitation, the Security Procedures at such time or times and in such manner as the Lender or such Affiliate bank, as applicable, in its sole discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use the Lender's or such Affiliate bank's, as applicable, wire transfer services after receipt of any modification of the Wire Transfer Procedures including, without limitation, the Security Procedures, each Borrower agrees that the Security Procedures, as modified, are likewise commercially reasonable. Each Borrower further agrees to establish and maintain procedures to safeguard the Security Procedures and any information related thereto. Neither the Lender nor any Affiliate of the Lender is responsible for detecting any error in payment order sent by any Borrower to the Lender or any of the Lenders.

          (b) The Lender or such Affiliate bank, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIPs) or international cable. However, the Lender or such Affiliate bank, as applicable, may use any means and routes that the Lender or such Affiliate bank, as applicable, in its sole discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearinghouse will be governed by all applicable funds transfer system rules and clearing house rules and clearing arrangements, whether or not the Lender or such Affiliate bank, as applicable, is a member of the system, clearinghouse or arrangement and each Borrower acknowledges that the Lender's or such Affiliate bank's, as applicable, right to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the laws, regulations, rules, circulars and arrangements described herein.

          6.1.34    Year 2000 Compliance.
                    ---------------------

     Each Borrower will promptly notify the Lender in the event such Borrower discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant, except to the extent that such failure could not reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower.

     Section 6.2    Negative Covenants.
                    -------------------

     So long as any of the Obligations (or Commitments therefor) shall be outstanding hereunder, the Borrowers agree with the Lender as follows:

          6.2.1     Merger, Acquisition or Sale of Assets.
                    --------------------------------------

          The Borrowers will not enter into any merger or consolidation or amalgamation, windup or dissolve themselves (or suffer any liquidation or dissolution) or acquire all or substantially all the assets of any Person, (other than by Permitted Acquisitions) or sell, lease or otherwise dispose of any of their assets except prior to a Default or Event of Default:

          (a) Inventory disposed of, by rental contract or otherwise, in the ordinary course of business, and

          (b) Equipment which is part of the Collateral and which has become worn out or obsolete, is the subject of a casualty, or is no longer necessary for the uninterrupted operation of the Borrower's business at its then current level, provided:

                    (i) at the time of, or prior to, such removal, any such Equipment is replaced with other Equipment which is subject to a Lien perfected by fling in favor of the Lender and free from other Liens and has a value at least equal to that of the replaced Equipment, or

                    (ii) such Equipment is sold or disposed of for scrap or at fair market value for cash and the cash proceeds (net of reasonable expenses of sale or disposition) received are paid over immediately to the Lender to be applied to the Obligations in such order as the Lender may elect with respect to the Capital Expenditure Line (if the Equipment was related to an advance under the Capital Expenditure
          Line) or to Acquisition Loan (if the Equipment was related to an advance under the Acquisition Loan), provided, however, in the event the proceeds of such sale or disposition which are received by the Lender for application to the applicable Loan are not sufficient to pay in full an amount equal to the aggregate of the quarterly installment payments of principal remaining with respect to the advance under the Capital Expenditure Line for such Equipment or, the fair market value of the Equipment (without giving effect to any casualty) then there shall be immediately due owing and the Borrowers shall pay to the Lender the amount of such deficiency for application to the applicable Loan.

               Where the fair market value of Equipment (excluding motor vehicles) disposed exceeds $500,000 in any fiscal year, the Borrowers shall make a Mandatory Prepayment in the amount of the excess, such payment shall be at the time the Borrowers annual financial statements for that fiscal year are forwarded to the Lender. Any consent of the Lender to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

          6.2.2     Subsidiaries.
                    -------------

          The Borrowers will not create or acquire any Subsidiaries other than the Subsidiaries identified on the Collateral Disclosure List, other than by Perm Acquisitions.

          6.2.3     Issuance of Stock.
                    ------------------

          The Borrowers will not issue, or grant any option or right to purchase, any of their capital stock which results, or could result in, a violation of Section 7.1.11 or Section 7.1.12 of this Agreement.

          6.2.4     Purchase or Redemption of Securities, Dividend Restrictions.
                    ------------------------------------------------------------

          The Borrowers will not purchase, redeem or otherwise acquire any shares of their capital stock or warrants now or hereafter outstanding, declare or pay any dividends thereon (other than stock dividends), apply any of their property or assets to the purchase, redemption or other retirement of, set apart any sum for the payment of any dividends on, or for the purchase, redemption (other than the Permitted Payments), or other retirement of, make any distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrowers, or any warrants, permit any Subsidiary to purchase or acquire any shares of any class of capital stock of, or warrants issued by, the Borrowers, make any distribution to stockholders or set aside any funds for any such purpose, and, except for Permitted Senior Subordinated Note Purchases, not prepay, purchase or redeem any Indebtedness for Borrowed Money other than the Obligations; provided, however, that nothing in this Section shall prevent payments on the Subordinated Debt permitted by the Subordination Agreement.

          6.2.5     Indebtedness.
                    -------------

          The Borrowers will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness for Borrowed Money, or permit any Subsidiary so to do, except:

                    (a) the Obligations;

                    (b) operating leases

                    (c) current accounts payable arising in the ordinary course;

                    (d) Indebtedness secured by Permitted Liens (provided, however, that in the case of each Permitted Lien for Equipment purchase money related to Permitted Acquisitions, the Lender shall have previously declined to provide such financing on identical terms);

                    (e)  Subordinated Indebtedness;

                    (f) the guaranty of the Senior Subordinated Notes by the Borrowers (other than Coyne); and

                    (g) Indebtedness of the Borrowers existing on the date hereof and reflected on the financial statements furnished pursuant to
     Section 4.1.11 (Financial Condition); and Indebtedness represented by the Senior Subordinated Notes.

          6.2.6     Subordinated Indebtedness.
                    --------------------------

          The Borrowers will not, and will not permit any Subsidiary to make any payment on the Subordinated Indebtedness except as required by the terms thereof (without regard to any amendment thereto which has not been approved by the Lender.

          6.2.7     Investments, Loans and Other Transactions.
                    ------------------------------------------

          Except as otherwise provided below and except for Permitted Senior Subordinated Note Purchases, the Borrowers will not, and will not permit any of their Subsidiaries to, (a) make, assume, acquire or continue to hold any investment in any real property (unless used in connection with their business and treated as a Fixed or Capital Asset of the Borrowers or the Subsidiary) or any Person (other than by Permitted Acquisition), whether by stock purchase, capital contribution, acquisition of indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), (b) guaranty or otherwise become contingently liable for the indebtedness or obligations of any Person, or (c) make any loans or otherwise extend credit to any Person, except:

                         (i) any advance to an officer of the Borrowers or of any Subsidiary for travel or other business expenses in the ordinary course of business, provided that the aggregate amount of all such advances by the Borrowers and their Subsidiaries (taken as a whole) outstanding at any time shall not exceed One Hundred Fifty Thousand Dollars ($150,000);

                         (ii) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                         (iii) any investment in Cash Equivalents, which are pledged to the Lender as collateral and security for the Obligations;

                         (iv) trade credit extended to customers in the ordinary course of business; and

                         (v)    except as set forth in Schedule 6.2.7 of this
                                                       --------------
     Agreement.

          6.2.8     Stock of Subsidiaries.
                    ------------------------

          The Borrowers will not sell or otherwise dispose of any shares of capital stock of any Subsidiary (except in connection with a merger or consolidation of a Wholly Owned Subsidiary into the Borrowers or another Wholly Owned Subsidiary or with the dissolution of any Subsidiary) or permit any Subsidiary to issue any additional shares of its capital stock except pro rata
                                                                      --- ----
to its stockholders.

          6.2.9     Liens.
                    ------

          The Borrowers (a) will not create, incur, assume or suffer to exist any Lien upon any of their properties or assets, whether now owned or hereafter acquired, or permit any

Subsidiary so to do, except for Liens securing the Obligations and Permitted Liens, (b) will not allow or suffer to exist any Permitted Liens, other than purchase money security interests in and Capital Leases of Equipment, to be superior to Liens securing the Obligations and other Permitted Liens, and (c) will not allow or suffer to exist the failure of any Lien described in the Security Documents to attach to, and/or remain at all times perfected on, any of the property described in the Security Documents.

          6.2.10    Transactions with Affiliates.
                    -----------------------------

          The Borrowers and their Subsidiaries will not enter into or participate in any transaction with any Affiliate other than in a manner and on terms which are in the ordinary course of business, are commercially reasonable and arm's length basis and which do not otherwise violate the provisions of the Financing Documents, except that Coyne may, after notice to the Lender, institute a stock option plan in favor of Thomas M. Coyne and may make Permitted Payments and may engage in those "Certain Transactions with Members of the Coyne Family" described on page 36 of the Offering memorandum.

          6.2.11    Other Businesses.
                    -----------------

          The Borrowers and their Subsidiaries will not engage directly or indirectly in any business other than their current line of business described elsewhere in this Agreement.

          6.2.12    ERISA Compliance.
                    -----------------

          Neither the Borrowers nor any Commonly Controlled Entity shall: (a) engage in or permit any "prohibited transaction" (as defined in ERISA); (b) cause any "accumulated funding deficiency" as defined in ERISA and/or the Internal Revenue Code; (c) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrowers pursuant to ERISA; (d) terminate or consent to the termination of any Multiemployer Plan or incur a complete or partial withdrawal with respect to any Multiemployer Plan which termination or withdrawal, either in any case or in the aggregate, might result in any material adverse change in the business, prospects, condition, affairs or operations of a Borrower or in any of its properties or assets, or in any material impairment of the right or ability of a Borrower to carry on its operations as now conducted or proposed to be conducted or in any material liability on the part of a Borrower or on the value of, or the ability of the Lender to realize upon, the Collateral.

          6.2.13    Prohibition on Hazardous Materials.
                    -----------------------------------

          The Borrowers shall not place, manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned or controlled by the Borrowers or for which the Borrowers are responsible other than Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course (including, without limitation, quantity) of the Borrowers' business expressly described in this Agreement.

          6.2.14  Method of Accounting; Fiscal Year.
                  ----------------------------------

          Without the prior written consent of the Lender, the Borrowers shall not change the method of accounting employed in the preparation of the financial statements furnished prior to the date of this Agreement to the Lender, unless required to conform to GAAP and on the condition that the Borrowers' accountants shall furnish such information as the Lender may request to reconcile the changes with the Borrowers' prior financial statements. The Borrowers shall not change their fiscal year from a year ending October 31.

          6.2.15  Compensation.
                  -------------

          Neither any of the Borrowers nor any of their Subsidiaries will pay any bonuses, fees, compensation, commissions, salaries, drawing accounts, or other payments (cash and non-cash), whether direct or indirect, to any stockholders of the Borrowers or their Subsidiaries, or any Affiliate of the Borrowers or their Subsidiaries, other than reasonable compensation for actual services rendered by stockholders in their capacity as officers or employees of the Borrowers and the payments described in Section 6.2.10.

          6.2.16  Transfer of Collateral.
                  -----------------------

          The Borrowers and the Subsidiaries will not transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral.

                                  ARTICLE VII
                        DEFAULT AND RIGHTS AND REMEDIES

     Section 7.1  Events of Default.
                  ------------------

     The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

                  7.1.1  Failure to Pay.
                         ---------------

                  The failure of the Borrowers to pay any of the Obligations as and when due and payable in accordance with the provisions of this Agreement, the Notes and/or any of the other Financing Documents.

                  7.1.2  Breach of Representations and Warranties .
                         ------------------------------------------

                  Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Borrowers), financial statement or other document furnished in connection with this Agreement, any of the other Financing Documents, or the Obligations, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

                  7.1.3  Failure to Comply with Covenants.
                         ---------------------------------

                  The failure of the Borrowers to perform, observe or comply with any covenant, condition or agreement contained in this Agreement and, (i) only with respect to a failure under Section 6.1.1, such failure continues uncured for a period of five (5) days, or (ii) only with respect to a failure under Sections 6.1.3(a), 6.1.4, 6.1.5 or 6.1.25, if the Borrowers after discovering such failure, fail to diligently and continuously pursue the cure of such failure, or (iii) only with respect to a failure under Section 6.1.9 which does not relate to Taxes due or claimed to be due in excess of $100,000 in the aggregate, if the Borrowers after discovering such failure, fail to diligently and continuously pursue the cure of such failure, or such failure continues uncured thirty (30) days after discovery.

                  7.1.4  Default Under Other Financing Documents or Obligations.
                         -------------------------------------------------------

                  A default shall occur under any of the other Financing Documents or under any other Obligations, and such default is not cured within any applicable grace period provided therein.

                  7.1.5  Receiver; Bankruptcy.
                         ---------------------

                  Any Borrower or any Subsidiary shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (b) admit in writing its inability to pay its debts as they mature,
(c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, (e) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (f) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (g) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of the Borrower's or any Subsidiary's business or the use or disposition of a material portion of the Borrower's or any Subsidiary's assets.

                  7.1.6  Involuntary Bankruptcy, etc.
                         ----------------------------

                  (a) An order for relief shall be entered in any involuntary case brought against any Borrower or any Subsidiary under the Bankruptcy Code, or (b) any such case shall be commenced against any Borrower or any Subsidiary and shall not be dismissed within sixty (60) days after the filing of the petition, or (c) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than any Borrower or any Subsidiary (i) adjudicating any Borrower, or any Subsidiary bankrupt or insolvent, or (ii) appointing a receiver, trustee or liquidator of any Borrower or of any Subsidiary, or of a material portion of the Borrower's or any Subsidiary's assets, or (iii) enjoining, prohibiting or otherwise limiting the operation of a material portion of the Borrower's or any Subsidiary's business or the use or disposition of a material portion of the Borrower's or any Subsidiary's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

                  7.1.7   Judgment.
                          ---------

                  Unless adequately insured in the opinion of the Lender, the entry of a final judgment for the payment of money involving more than $100,000 against any Borrower or any Subsidiary, and the failure by such Borrower or such Subsidiary to discharge the same, or cause it to be discharged, within thirty
(30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

                  7.1.8   Execution; Attachment.
                          ----------------------

                  Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged, bonded over or stayed within thirty (30) days after the same shall have been levied or, if later, within thirty (30) days after the Borrower learns of such levy, but in no event later than the Business Day prior to the date on which Collateral which is the subject of the attachment or levy may be the sale of sale or other disposition on account of such levy or attachment.

                  7.1.9   Default Under Other Borrowings.
                          -------------------------------

                  Default shall be made with respect to any Indebtedness for Borrowed Money (other than the Loans) if the effect of such default is to accelerate the maturity of such evidence of the Indebtedness for Borrowed Money or to permit the holder or obligee thereof or other party thereto to cause any indebtedness to become due prior to its stated maturity.

                  7.1.10  Material Adverse Change.
                          ------------------------

                  If the Lender in its reasonable discretion determines that a material adverse change has occurred in the financial condition of the Borrowers.

                  7.1.11  Change in Ownership.
                          --------------------

                  Any change in the ownership of the Borrowers other than Coyne.

                  7.1.12  Liquidation, Termination, Dissolution, Change in
                          ------------------------------------------------
                          Management, etc.
                          ----------------

                  (a) If the Borrowers shall liquidate, dissolve or terminate its existence or shall suspend or terminate a substantial portion of its business operations or if Thomas M. Coyne is no longer actively involved in the management of Coyne.

                  (b) If there shall occur any change in the ownership or control of Coyne with the effect that Thomas M. Coyne (or a trust in which Thomas M. Coyne is a trustee and, as trustee, has the same powers as those set forth in the J. Stanley Coyne Irrevocable Inter Vivos Trust dated September 3, 1994) is not entitled by vote of securities which Thomas M. Coyne owns (or through such trust controls) (i) to authorize the taking of any and all corporate actions (including, without limitation, extraordinary corporate actions such as mergers and dissolutions), and (ii) to elect the number of directors of the Board of Coyne necessary to authorize the taking of all such corporate actions, all without the vote or consent of the holders of any other securities of Coyne.

     Section 7.2  Remedies.
                  ---------

     Upon the occurrence of any Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

                  7.2.1  Acceleration.
                         -------------

                  The Lender may declare the Obligations to be immediately due and payable, notwithstanding anything contained in this Agreement or in any of the other Financing Documents to the contrary, without presentment, demand, protest, notice of protest or of dishonor, or other notice of any kind, all of which the Borrowers hereby waive. THE OCCURRENCE OR NON-OCCURRENCE OF A DEFAULT OR AN EVENT OF DEFAULT UNDER THIS AGREEMENT OR UNDER ANY OF THE OTHER FINANCING DOCUMENTS SHALL IN NO WAY AFFECT OR CONDITION THE LENDER'S RIGHT TO IMMEDIATE PAYMENT AT ANY TIME OF ANY OF THE OBLIGATIONS WHICH ARE PAYABLE ON DEMAND REGARDLESS OF WHETHER OR NOT A DEFAULT OR AN EVENT OF DEFAULT HAS OCCURRED.

                  7.2.2  Further Advances.
                         -----------------

                  The Lender may from time to time without notice to the Borrowers suspend, terminate or limit any further loans or other extensions of credit under this Agreement and under any of the other Financing Documents. Further, upon the occurrence of an Event of Default or Default specified in Sections 7.1.5 (Receiver; Bankruptcy) or 7.1.6 (Involuntary Bankruptcy, etc.) above, the Revolving Credit Commitment and any agreement in any of the Financing Documents to provide additional credit shall immediately and automatically terminate and the unpaid principal amount of the Notes (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers.

                  7.2.3  Uniform Commercial Code.
                         ------------------------

                  The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Borrowers shall assemble the Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon the Borrowers' premises to take possession of the Collateral, to remove it, to render it unusable, to process it or otherwise prepare it for sale, or to sell or otherwise dispose of it.

          Any written notice of the sale, disposition or other intended action by the Lender with respect to the Collateral which is sent by regular mail, postage prepaid, to the Borrowers at the address set forth in ARTICLE 8 of this Agreement, or such other address of the Borrowers which may from time to time be shown on the Lender's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Borrowers. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

          If any consent, approval, or authorization of any state, municipal or other governmental department, agency or authority or of any person, or any person, corporation, partnership or other entity having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrowers agree to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

          The Borrowers recognize that the Lender may be unable to effect a public sale of all or a part of the Collateral consisting of Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws. The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Borrowers covenant and agree to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all
applicable Laws.   Upon any such sale or disposition, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral consisting of securities so sold.

          7.2.4  Specific Rights With Regard to Collateral.
                 ------------------------------------------

          In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may (but shall be under no obligation to), without notice to the Borrowers, and each Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Borrower or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrowers and without notice to the Borrowers:

                 (a) request any account debtor obligated on any of the Accounts to make payments thereon directly to the Lender, with the Lender taking control of the cash and non-cash proceeds thereof;

                 (b) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

                 (c) make exchanges, substitutions or surrenders of all or any part of the Collateral;

                 (d) copy, transcribe, or remove from any place of business of the Borrowers or any Subsidiary all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lender, make such use of the Borrowers' or any Subsidiary's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;

                 (e) repair, alter or supply goods if necessary to fulfill in whole or in part the purchase order of any account debtor;

                 (f) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

                 (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

                 (h) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

                 (i) endorse or sign the name of the Borrowers upon any items of payment, certificates of title, instruments, securities, stock powers, documents, documents of title, financing statements, assignments, notices, or other writing relating to or part of the Collateral and on any Proof of Claim in Bankruptcy against an account debtor;

                 (j) notify the Post Office authorities to change the address for the delivery of mail to the Borrowers to such address or Post Office Box as the Lender may designate and receive and open all mail addressed to the Borrowers; and (k) take any other action necessary or beneficial to realize upon or dispose of the Collateral or to carry out the terms of this Agreement.

          7.2.5  Application of Proceeds.
                 ------------------------

          Any proceeds of sale or other disposition of the Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Collateral fails to fully satisfy the Obligations, the Borrowers shall remain liable to the Lender for any deficiency.

                 7.2.6  Performance by Lender.
                        ----------------------

                 If the Borrowers shall fail to pay the Obligations or otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon the Borrowers and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrowers, and may enter upon the premises of the Borrowers for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and each Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of the Borrower or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Borrowers and without notice to the Borrowers. All sums so paid or advanced by the Lender together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Borrowers to the Lender on demand, and shall constitute and become a part of the Obligations.

                 7.2.7  Other Remedies.
                        ---------------

                 The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws. The Lender is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrowers now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Lender.

                                 ARTICLE VIII
                                 MISCELLANEOUS

     Section 8.1  Notices.
                  --------

     All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

     Borrowers:               Coyne International Enterprises
                                Corp.
                              140 Cortland Avenue
                              Syracuse, New York  13202

                              Attention: Donald F. X. Keegan
                                         Chief Financial Officer

     with a copy to:
                              O'Hara, Hanlon, Knych & Pobedinsky, LLP
                              One Park Place
                              Syracuse, New York  13202
                              Attention: Alexander Pobedinsky, Esq.

     Lender:                  NationsBank, N.A.
                              100 South Charles Street
                              Baltimore, Maryland 21201
                              Attention:  Stephen V. Rieger

     with a copy to:
                              Frederick W. Runge, Jr., Esquire
                              Miles & Stockbridge P.C.
                              10 Light Street
                              Baltimore, Maryland 21202

     By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

     Section 8.2  Amendments; Waivers.
                  --------------------

     This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Borrowers. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Borrowers and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

     Without implying any limitation on the foregoing:

                  (a) Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Lender may specify in any such instrument.

                  (b) No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

                  (c) No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in the same, similar or other circumstance.

                  (d) No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Lender from exercising any such right, power or remedy at any time or times.

                  (e) By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

     Section 8.3  Cumulative Remedies.
                  --------------------

     The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

                 (a) proceed against any one or more of the Borrowers, with or without proceeding against any one or more of the other Borrowers or any other Person who may be liable for all or any part of the Obligations;

                 (b) proceed against any one or more of the Borrowers with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

                 (c) without reducing or impairing the obligation of the Borrowers and without notice, release or compromise with any Borrower, guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise;

                 (d) without reducing or impairing the obligations of the Borrowers and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) approve the making of advances under the Revolving Loan under this Agreement, (iii) waive any provision of this Agreement or the other Financing Documents, (iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

     Section 8.4  Severability.
                  -------------

     In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

                  (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

                  (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

                  (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of any one or more of the Borrowers to the Lender shall become immediately due and payable; and

                 (d) if affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

     Section 8.5  Assignments by Lender.
                  ----------------------

     The Lender may, without notice to, or consent of, the Borrowers, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise.

     In the event of an assignment by the Lender, the Borrowers and the Lender's assignee shall execute and deliver a written assignment agreement in a form acceptable to the Lender, which shall set forth the respective rights and obligations of the Lender and its assignee and shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of the Lender made in accordance with this Section, the Borrowers shall issue new Notes to the Lender and its assignee reflecting such assignment, in exchange for the Notes held by the Lender, and shall execute such additional documents as the Lender may require to reflect the respective interests of the Lender and its assignee in the Financing Documents and the Collateral.

     Section 8.6  Successors and Assigns.
                  ----------------------

     This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Lender.

     Section 8.7  Continuing Agreements.
                  ---------------------

     All covenants, agreements, representations and warranties made by the Borrowers in this Agreement, in any of the other Financing Documents, and in any certificate delivered pursuant hereto or thereto shall survive the making by the Lender of the Loans and the execution and delivery of the Notes, shall be binding upon the Borrowers regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Lender's request, and as a condition of the release of any one or more of the Security Documents, the Borrowers and other Persons obligated with respect to the Obligations shall provide the Lender with such acknowledgments and agreements as the Lender may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lender, its agents and others, or to the extent there are, the same are waived and released.

     Section 8.8  Enforcement Costs.
                  -----------------

     The Borrowers agree to pay to the Lender on demand all reasonable Enforcement Costs, together with interest thereon from the date incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Borrowers agree, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Financing Documents and to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.

Section 8.9  Applicable Law; Jurisdiction.
             ----------------------------

             8.9.1  Governing Law.
                    -------------
             As a material inducement to the Lender to enter into this Agreement, the Borrowers acknowledge and agree that the Financing Documents, including, this Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Borrowers, one or more of the Financing Documents may be executed elsewhere. The Lender acknowledges, however, that remedies under certain of the Financing Documents which relate to property outside the State may be subject to the laws of the state in which the property is located.

          8.9.2  Jurisdiction.
                 -------------

          Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the applicable Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the applicable Borrower in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

          8.9.3  Agent for Service.
                 ------------------

          Each of the Borrowers hereby irrevocably designates and appoints CT Corporation System, 300 East Lombard Street, Baltimore, Maryland 21202, as the Borrower's authorized agent to receive on the Borrower's behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, each Borrower shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

          8.9.4  Service of Process.
                 -------------------

          Each of the Borrowers hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Borrower at the address designated for notice in or pursuant to Section 8.1 hereof, and (ii) serving a copy thereof upon the agent, if any, designated and appointed by the Borrowers as the Borrower's agent for service of process by or pursuant to this Section. Each of the Borrowers irrevocably agrees that such service (i) shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against any one or more of the Borrowers in the courts of any jurisdiction or jurisdictions.

     Section 8.10  Duplicate Originals and Counterparts.
                   ------------------------------------

     This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

     Section 8.11  Headings.
                   --------

     The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 8.12  No Agency.
                   ---------

     Nothing herein contained shall be construed to constitute the Borrowers as the Lender's agent for any purpose whatsoever or to permit the Borrowers to pledge any of the Lender's credit. The Lender shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. The Lender shall not, by anything herein or in any of the Financing Documents or otherwise, assume any of the Borrowers' obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by the Borrowers of any of the terms and conditions thereof.

     Section 8.13  Date of Payment.
                   ---------------

     Should the principal of or interest on the Notes become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and in the case of principal, interest shall be payable thereon at the rate per annum specified in the Notes during such extension.

     Section 8.14  Entire Agreement.
                   ----------------

     This Agreement is intended by the Lender and the Borrowers to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Borrowers shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Agreement but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

     Section 8.15  Waiver of Trial by Jury.
                   -----------------------

     THE BORROWERS AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL

PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

     This waiver is knowingly, willingly and voluntarily made by the Borrowers and the Lender, and the Borrowers and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrowers and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

     Section 8.16  Liability of the Lender.
                   -----------------------

     The Borrowers hereby agree that the Lender shall not be chargeable for any negligence, mistake, act or omission, except the gross negligence or willful misconduct, of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

     By inspecting the Collateral or any other properties of the Borrowers or by accepting or approving anything required to be observed, performed or fulfilled by the Borrowers or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

     Section 8.17  Confidentiality.
                   ---------------

     The Lender agrees to take reasonable precautions to maintain the confidentiality of information designated in writing as confidential and provided to it by any Borrower in connection with this Agreement; provided,
                                                                  --------
however, that the Lender may disclose such information (i) at the request of any
-------
bank regulatory authority or other Governmental Authority or in connection with an examination of such Lender by any such Governmental Authority, (ii) pursuant to subpoena or other court process, (iii) to the extent the Lender is required (or believes in good faith that it is required) to do so in accordance with any applicable Law, (iv) to the Lender's independent auditors and other professional advisors, (v) in connection with the enforcement of any of its rights under or under applicable Laws in connection with any Financing Document or any of the Obligations, (vi) in connection with credit inquiries from the Borrower's trade creditors, and (vii) to any actual or potential participant, assignee or other transferee, so long as, in the case of this clause (vii), such actual or potential participant, assignee or transferee agrees to comply with the provisions of this Section.

     IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.


WITNESS OR ATTEST:                  NATIONSBANK, N.A.



/s/ Carole Furner                   By: /s/ Stephen V. Rieger (Seal)
---------------------------            -----------------------------------
                                       Stephen V. Rieger
                                       Vice President

WITNESS OR ATTEST:                   COYNE INTERNATIONAL ENTERPRISES CORP.
                                     OHIO GARMENT RENTAL, INC.
                                     BLUE RIDGE TEXTILE
                                     MANUFACTURING, INC.
                                     MIDWAY-CTS BUFFALO, LTD.
                                     CLEAN TOWEL SERVICE, INC.

/s/ Thomas E. Krebbecks              By: /s/ Donald F. X. Keegan (Seal)
---------------------------             ----------------------------------
                                        Donald F. X. Keegan
                                        Vice President and Chief Financial
                                        Officer for each

                               LIST OF EXHIBITS*

     A-1.   Revolving Credit Note

     A-2.   Acquisition Note

     A-3.   Acquisition Loan Installment Payment Schedule

     A-4.   Capital Expenditure Line Note

     A-5    Capital Expenditure Line Installment Payment Schedule

     B.     Wire Transfer Procedures

*    Exhibits A-1, A-2 and A-4 of this Agreement are filed as Exhibits 10.2,
10.4 and 10.3, respectively of this Registration Statement. Exhibit B has been omitted.

                                 Exhibit A-3 to Financing And Security Agreement
                                 -----------------------------------------------


                 ACQUISITION LOAN INSTALLMENT PAYMENT SCHEDULE
                 ---------------------------------------------

     THIS ACQUISITION LOAN INSTALLMENT PAYMENT SCHEDULE is furnished as of ______________, ______, by COYNE INTERNATIONAL ENTERPRISES CORP., a corporation organized under the laws of the State of New York ("Coyne"), to NATIONSBANK, N.A., a national banking association (the "Lender"), pursuant to Section 2.3.3 of the Amended and Restated Financing and Security Agreement dated June __, 1998 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"), by and among Coyne, the parties identified as the "Borrowers" in the Financing Agreement, and the Lender.

     I, ______________________, hereby certify that I am the __________________
of Coyne and am a Responsible Officer (as that term is defined in the Financing Agreement) authorized to certify to the Lender on behalf of the Borrowers as follows:

     1. This Schedule is given to induce the Lenders to make an advance to _________________________ in the amount of $___________________ under the
Acquisition Loan (as that term is defined in the Financing Agreement).

     2. Immediately after the advance described in paragraph 1, the aggregate outstanding principal balance of the Acquisition Loan shall be $___________________.

     3. The aggregate of all installment payments of principal due and payable after the advance described in paragraph 1 on all Acquisition Loan advances shall be $_____________ quarterly commencing _______________, _______ and on the first day of each June, September, December and March after the date of such advance.

     IN WITNESS WHEREOF, Coyne has executed and delivered this Acquisition Loan Payment Schedule on behalf of the Borrowers under seal as of the day and year first written above.

WITNESS:                      COYNE INTERNATIONAL ENTERPRISES CORP.

________________________      By:____________________________(Seal)

                                  Thomas M. Coyne

                                  President

                                 Exhibit A-5 to Financing And Security Agreement
                                 -----------------------------------------------

             CAPITAL EXPENDITURE LINE INSTALLMENT PAYMENT SCHEDULE

     THIS CAPITAL EXPENDITURE LINE INSTALLMENT PAYMENT SCHEDULE is furnished as of ______________, 200_, by COYNE INTERNATIONAL ENTERPRISES CORP., a corporation organized under the laws of the State of New York ("Coyne"), to NATIONSBANK, N.A., a national banking association (the "Lender"), pursuant to Section 2.4.4 of the Amended and Restated Financing and Security Agreement dated June __, 1998 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"), by and among Coyne, the parties identified as the "Borrowers" in the Financing Agreement and the Lender.

     I, ______________________, hereby certify that I am the __________________
of Coyne and am a Responsible Officer (as that term is defined in the Financing Agreement) authorized to certify to the Lender on behalf of the Borrowers as follows:

     1. This Schedule is given to induce the Lenders to make an advance to _________________________ in the amount of $___________________ under the
Capital Expenditure Line (as that term is defined in the Financing Agreement).

     2. Immediately after the advance described in paragraph 1, the aggregate outstanding principal balance of the Capital Expenditure Line shall be $___________________.

     3. The aggregate of all installment payments of principal due and payable after the advance described in paragraph 1 on all Capital Expenditure Line advances shall be $_____________ quarterly commencing _______________, _______
and on the first day of each June, September, December and March after the date of such advance.

     IN WITNESS WHEREOF, Coyne has executed and delivered this Capital Expenditure Line Payment Schedule on behalf of the Borrowers under seal as of the day and year first written above.

WITNESS:                      COYNE INTERNATIONAL ENTERPRISES CORP.


________________________      By:____________________________(Seal)

                                  Thomas M. Coyne

                                  President

                               LIST OF SCHEDULES*

     Schedule 2.5.1      Applicable Interest Rate Provisions
     --------------

     Schedule 4.1.6      Defaults
     --------------

     Schedule 4.1.10     Litigation
     ---------------

     Schedule 4.1.13     Other Indebtedness for Borrowed Money
     ---------------

     Schedule 4.1.19     Hazardous Materials
     ---------------

     Schedule 4.1.20     Other Permitted Liens
     ---------------

*    Schedules 4.1.6, 4.1.10, 4.1.13, 4.1.19 and 4.1.20 have been omitted. Upon request, the Company will provide such Schedules to the Commission.

             SCHEDULE 2.5.1    APPLICABLE INTEREST RATE PROVISIONS
             --------------

-------------------------------------------------------------------------
                             Applicable           Applicable Margin
                             Margin for          for Base Rate Loans
    Credit Facility       Eurodollar Loans          (basis points)
                           (basis points)
-------------------------------------------------------------------------
       Revolving Loan            225                  37.5
-------------------------------------------------------------------------
 apital Expenditure Line         250                  62.5
-------------------------------------------------------------------------
     Acquisition Loan            250                  62.5
-------------------------------------------------------------------------

                                      2